UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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(Rule 14a-101)
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JOHN WILEY & SONS, INC.
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WILEY

ENABLING DISCOVERY | POWERING EDUCATION | SHAPING WORKFORCES

Notice of 2021 Annual Meeting of Shareholders Proxy Statement

September 30, 2021

August 18, 2021
TO OUR SHAREHOLDERS:
I am pleased to invite you to attend the 2021 Annual Meeting of Shareholders of John Wiley & Sons, Inc., to be held on Thursday, September 30, 2021, at 10:00 A.M. EDT. We will be hosting our Annual Meeting online to provide a consistent experience to all our shareholders regardless of where they are located and to make it easier for our shareholders to attend. The Annual Meeting will be accessible online at www.virtualshareholdermeeting.com/JWA2021. Details of access to the webcast are provided in the Notice of Meeting. We are continuing to monitor the developments related to the impact of COVID-19 and currently do not anticipate allowing shareholders to attend the meeting in person at the Company’s headquarters. If we decide to modify the structure of our Annual Meeting, we will announce the decision to do so in advance, and participation details will be set forth in a press release filed with the U.S. Securities and Exchange Commission. The official Notice of Meeting, Proxy Statement, and separate forms of proxy for Class A and Class B shareholders are enclosed with this letter. The matters listed in the Notice of Meeting are described in the Proxy Statement.
The Wiley Board of Directors welcomes and appreciates the interest of all our shareholders in the Company’s affairs, and encourages those entitled to vote at this Annual Meeting to take the time to do so. We hope you will attend the meeting, but whether or not you expect to be present, please vote your shares, either by signing, dating, and promptly returning the proxy card (or, if you own two classes of shares, both proxy cards) in the accompanying postage-paid envelope, by telephone using the toll-free telephone number printed on the proxy card, or via the Internet using the instructions printed on the proxy card. This will ensure that your shares are represented at the meeting. Even if you execute this proxy, vote by telephone, or vote via the Internet, you may revoke your proxy at any time before it is exercised by giving written notice of revocation to the Corporate Secretary of the Company, by executing and delivering a later-dated proxy (either in writing, by telephone, or via the Internet), or by voting online at the Annual Meeting.
Your vote is important to us, and we appreciate your investment in Wiley, our mission in research and education, and the customers we serve.
Sincerely,

Jesse C. Wiley Chairman of the Board

111 River Street, Hoboken, NJ 07030-5774, U.S.
T +1 201 748 6000
F +1 201 748 5800
www.wiley.com
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Date and Time
The Annual Meeting will be held on Thursday, September 30, 2021 at 10:00 A.M. EDT.
Location
The Annual Meeting of Shareholders of John Wiley & Sons, Inc. will be held online at www.virtualshareholdermeeting.com/JWA2021.
Advanced Voting Methods
Internet You will need the 16-digit number included in your proxy card, voting instruction form or notice www.proxyvote.com
Telephone Call the phone number located on your proxy card or voting instruction form
Mail Complete, sign, date and return your proxy card or voting instruction form in the envelope provided
Items to be Voted Upon
1.
Elect a board of ten (10) directors, of whom three (3) are to be elected by the holders of Class A Common Stock voting as a class and seven (7) are to be elected by the holders of Class B Common Stock voting as a class;

2.	Ratify the appointment of KPMG LLP by the Board of Directors as the Company’s independent public accountants for the fiscal year ending April 30, 2022;
3.	Hold an advisory vote to approve named executive officer compensation; and
4.	Transact such other business as may properly come before the meeting or any adjournments thereof.
Record Date
Shareholders of record at the close of business on August 6, 2021 will be entitled to notice of, and to vote at, the Annual Meeting.
Proxy Voting
Your vote is very important. Whether or not you plan to attend the Annual Meeting in person, please promptly vote by telephone or over the Internet, or by completing, signing, dating and returning your proxy card or voting instruction form so that your shares will be represented at the Annual Meeting.
BY ORDER OF THE BOARD OF DIRECTORS
JOANNA JIA
Corporate Secretary
August 18, 2021
Hoboken, New Jersey
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be Held on September 30, 2021.
Our Notice of Annual Meeting, Proxy Statement and Annual Report for the fiscal year ended April 30, 2021 are available at www.proxyvote.com.
We are making the Proxy Statement and the form of proxy first available on or about August 18, 2021.

INFORMATION ABOUT THE ANNUAL MEETING	60
Voting Procedures	60
Attending the Annual Meeting	62
2021 Proxy Materials	62
Other Matters	63
2022 Shareholder Proposals and Director Nominations	63

This Proxy Statement contains certain forward-looking statements concerning the Company's operations, performance, and financial condition. Reliance should not be placed on forward-looking statements, as actual results may differ materially from those in any forward-looking statements. Any such forward-looking statements are based upon a number of assumptions and estimates that are inherently subject to uncertainties and contingencies, many of which are beyond the control of the Company and are subject to change based on many important factors. Such factors include, but are not limited to: (i) the level of investment in new technologies and products; (ii) subscriber renewal rates for the Company's journals; (iii) the financial stability and liquidity of journal subscription agents; (iv) the consolidation of book wholesalers and retail accounts; (v) the market position and financial stability of key online retailers; (vi) the seasonal nature of the Company's educational business and the impact of the used book market; (vii) worldwide economic and political conditions; (viii) the Company's ability to protect its copyrights and other intellectual property worldwide (ix) the ability of the Company to successfully integrate acquired operations and realize expected opportunities; (x) the Company’s ability to realize operating savings over time and in fiscal year 2022 in connection with our multi-year Business Optimization Program; (xi) the impact of COVID-19 on our operations, performance, and financial condition; and (xii) other factors detailed from time to time in the Company's filings with the Securities and Exchange Commission. The Company undertakes no obligation to update or revise any such forward-looking statements to reflect subsequent events or circumstances.

PROXY STATEMENT SUMMARY
This summary highlights certain information contained in this Proxy Statement. You should read the entire Proxy Statement and the 2021 Annual Report carefully before you vote.
Matters to be Voted on at our 2021 Annual Meeting of Shareholders
Shareholders will be asked to vote on the following matters at the Annual Meeting of Shareholders:
Proxy Item	Board Recommendation	More Information Beginning on page
1 Election of 10 Director Nominees	FOR each director nominee	5
2 Ratification the appointment by the Board of Directors of KPMG LLP as the Company’s independent public accountants for the fiscal year ending April 30, 2022	FOR	33
3 Advisory vote to approve named executive officer compensation	FOR	36
  2021 Proxy Statement | 1

PROXY SUMMARY
Director Nominees
Our Governance Committee and our Board have determined that the director nominees possess a broad range of attributes, viewpoints and experiences to effectively oversee the Company’s long-term business strategy. The following table provides summary information about each director nominee. For more detailed information about our directors, please see “Election of Directors (Proxy Item No. 1)” beginning on page 5 of this Proxy Statement.
				Committee Membership
Name	Director Since	Age*	Independent	AC	ECDC	GC	DPTC	EC
Mari J. Baker	2011	56	✔	E		C
George Bell	2014	64	✔		C
Beth A. Birnbaum	2018	49	✔				C
David C. Dobson	2017	59	✔
Mariana Garavaglia	2020	40	✔
Laurie A. Leshin	2015	56	✔
Brian A. Napack	2017	59
Raymond W. McDaniel, Jr.	2005	63	✔	CE
William J. Pesce	1998	70	✔					C
Jesse. C. Wiley (Chairman)	2012	51
* Ages are as of August 18, 2021.	C	= Committee Chair	AC	= Audit Committee
	E	= Audit Committee Financial Expert	ECDC	= Executive Compensation and Development Committee
			GC	= Governance Committee
			DPTC	= Digital Product and Technology Committee
			EC	= Executive Committee
2 |   2021 Proxy Statement

PROXY SUMMARY
Director Nominee Highlights
Our Board regularly evaluates desired attributes in light of the Company’s strategy and evolving needs. We believe our 10 director nominees bring a diverse and well-rounded range of attributes, viewpoints and experiences, and represent an effective mix of deep company knowledge and fresh perspectives.

  2021 Proxy Statement | 3

PROXY SUMMARY
Corporate Governance Highlights
Our Corporate Governance Policies Reflect Best Practices
Independent Oversight
■ 8 of 10 director nominees are independent
■ Standing Board committees comprised 100% of independent Directors
■ Regular executive sessions of independent directors at Board meetings (chaired by the Chair of the Executive Committee) and Committee meetings
(chaired by independent Committee Chairs)
■ Committed Board oversight of the Company’s strategy, risk management, sustainability, and human capital management and talent development

Board Refreshment
■ Comprehensive Board succession outlook and planning process
■ Annual election of all Board Directors
■ Focus and commitment to actively seeking out highly qualified women and minority candidates, as well as candidates with diverse backgrounds, skills and experiences, to include in the pool from which Board nominees are chosen (40% of director nominees are female/ethnically diverse; 2 female directors hold Board leadership roles as Committee Chairs)
■ Regular Board refreshment and mix of tenure of directors (50% of the director nominees joined in the last 6 years)
■ Comprehensive director orientation and ongoing director education

Good Governance Practices
■ Annual Board and Committee assessments
■ Prohibition on hedging or pledging Company stock
■ Stringent clawback policy applicable to directors and executives
■ Rigorous director and executive stock ownership requirements
■ Global Code of Conduct applicable to directors and all employees with annual compliance certification
■ Increased commitment to ESG and corporate social responsibility principles and reporting; amended Governance Committee charter to specify corporate social responsibility oversight

4 |   2021 Proxy Statement

Proposal 1. Election of Directors’ Nominees for the Board of Directors
Director Qualifications
The Company’s Board has identified the following skill sets that are most important to the successful implementation of the Company’s long-range strategic plan: industry experience; strategic planning/business development/managerial experience; financial literacy or expertise; marketing experience; product development and management experience; general operations/manufacturing experience; international experience; information technology experience; government relations/regulatory agency experience; and management development and compensation experience. The Board also considers the manner in which each director nominee’s qualities (i) complement those of other Board members and (ii) contribute to the functioning of the Board as a whole, including with respect to diversity. Diversity includes business experience, thought, age, ancestry, race, sex, gender, gender identity, gender expression, sexual identity, sexual orientation, disability, and other personal characteristics. Information about each director nominee’s specific experience, qualifications and skills can be found in the biographical information below.
There are ten (10) nominees for election this year. Except when the Board fills a vacancy occurring during the year preceding the next Annual Meeting of Shareholders, all directors are elected annually and serve a one-year term until the next Annual Meeting.
Ten (10) directors are to be elected to hold office until the next Annual Meeting of Shareholders, or until their successors are elected and qualified. Unless contrary instructions are indicated or the proxy is previously revoked, it is the intention of management to vote proxies received for the election of the persons named below as directors. Directors of each class are elected by a plurality of votes cast by that class. If you do not wish your shares to be voted for particular nominees, please so indicate in the space provided on the proxy card, or follow the directions given by the telephone voting service or the Internet voting site. The holders of Class A Stock are entitled to elect 30% of the entire Board and if 30% of the authorized number of directors is not a whole number, the holders of Class A Stock are entitled to elect the nearest higher whole number of directors that is at least 30% of such membership. As a consequence, three (3) directors will be elected by the holders of Class A Stock. The holders of Class B Stock are entitled to elect seven (7) directors.
All of the nominees are currently directors of the Company and were elected to their present terms of office at the Annual Meeting of Shareholders held in September 2020.
Jesse C. Wiley, Brian A. Napack and Deirdre P. Silver have agreed to represent shareholders submitting proper proxies by mail, via the Internet, or by telephone, and to vote for the election of the nominees listed herein, unless otherwise directed by the authority granted or withheld on the proxy cards, by telephone or via the Internet. Although the Board has no reason to believe that any of the persons named below as nominees will be unable or decline to serve, if any such person is unable or declines to serve, the persons named above may vote for another person at their discretion.
  2021 Proxy Statement | 5

PROPOSAL 1. ELECTION OF DIRECTORS
Election of Directors
Directors to be Elected by Class A Shareholders and Their Qualifications
Beth A. Birnbaum, age: 49
Director Since: 2018
Wiley Committees: ■ Digital Product and Technology (Chair) ■ Compensation
Outside Directorships: ■ Bridge Legal Holdings ■ Fandom ■ Forterra NW ■ Partners In Health ■ Recycle Track Systems ■ Ripl
Former Directorships Held During the Past Five Years: ■ Foodee Media (July 2021) ■ GawkBox, Inc. (December 2019) ■ Playworks Illinois (June 2017)

Ms. Birnbaum is a senior technology leader with over 20 years of experience in product, general management, operations and strategy. Most recently, Ms. Birnbaum served as chief operating officer at PlayFab, the backend service platform for gaming acquired by Microsoft (NASDAQ: MSFT) in 2018. In that role, she led business operations, sales, marketing, customer success and financial planning. Prior to PlayFab, Ms. Birnbaum served in a variety of roles at GrubHub (NYSE: GRUB) from 2011 to 2016, most recently as senior vice president of product, and led product management, user experience and design during GrubHub’s growth from a $20MM revenue startup to a public company with over $350MM in revenues. Prior to GrubHub, Ms. Birnbaum served in a variety of roles at Expedia (NASDAQ: EXPE) from 2003 to 2011, most recently as vice president of product and connectivity, re-architecting Expedia’s commercial and technical relationships with global distribution systems (GDSs).

Skills & Qualifications
■  More than 20 years of experience in developing, launching and scaling successful consumer technology products
■  Operating experience as a general manager and technology executive.

6 |   2021 Proxy Statement

PROPOSAL 1. ELECTION OF DIRECTORS
David C. Dobson, age: 59
Director Since: 2017
Wiley Committees: ■ Digital Product and Technology ■ Governance
Outside Directorships: ■ Epiq
Former Directorships Held During the Past Five Years: ■ Digital River (July 2019) ■ Versapay (February 2020)

Mr. Dobson has been Chief Executive Officer of Epiq since January 2019. Previously, Mr. Dobson was the Chief Executive Officer of Digital River from February 2013 to July 2018 and served as Vice Chairman of the Digital River’s board of directors until July 2019. Mr. Dobson served as an independent business consultant from July 2012 to February 2013. From July 2010 to July 2012, Mr. Dobson served as executive vice president and group executive, Global Lines of Business, at CA Technologies, a global provider of products and solutions for mainframe, distributed computing and cloud computing environments. From August 2009 to July 2010, Mr. Dobson served as President of Pitney Bowes Management Services, Inc., a wholly owned subsidiary of Pitney Bowes Inc., a manufacturer of software and hardware and a provider of services related to documents, packaging, mailing and shipping. From June 2008 to July 2009, Mr. Dobson served as Executive Vice President and Chief Strategy and Innovation Officer of Pitney Bowes Inc., where he was responsible for leading the development of the company’s long-term strategy. From June 2005 to June 2008, Mr. Dobson served as chief executive officer of Corel Corporation, a global provider of leading software titles. Prior thereto, Mr. Dobson spent 19 years at IBM where he held a number of senior management positions, including corporate vice president, Emerging Business Opportunities, and president and general manager, IBM Printing Systems Division.

Skills & Qualifications ■ Extensive experience in senior management positions ■ Experience with building and growing online businesses on a global basis
  2021 Proxy Statement | 7

PROPOSAL 1. ELECTION OF DIRECTORS
Mariana Garavaglia, age: 40
Director Since: 2020
Wiley Committees: ■ Compensation ■ Digital Product and Technology

Ms. Garavaglia is the Chief Business and People Operations Officer at Peloton Interactive (NASDAQ: PTON). Ms. Garavaglia has been with Peloton, the interactive fitness platform, since 2019. In her role, Ms. Garavaglia focuses on scaling Peloton through Systems and People. The functions Ms. Garavaglia leads include: Shared Technology Platforms & Services, Global Enterprise Systems, IT Operations, Global HR (Talent & People Operations), Global Security, Asset Protection, Environmental Health & Safety, Global Facilities and Global Business Continuity. Prior to Peloton, Ms. Garavaglia spent the bulk of her career in various senior roles at Amazon (NASDAQ: AMZN), most recently having served as Managing Director for Amazon Books and Amazon 4-star where she was responsible for the P&L and functional teams for both business units. Before that, Ms. Garavaglia was Director & Head of Stores and Operations of Amazon Physical Retail, where she launched the brand’s first brick-and-mortar concept store and grew the stores organization from one person to a network of stores. While at Amazon, Ms. Garavaglia also held various senior positions in Human Resources, including Country Manager for Amazon Spain and Head of Human Resources for Amazon Advertising, Search and Discovery.

Skills & Qualifications
■  Experience with scaling global growth at technology-driven companies
■  Proven record of innovation and creation of collaborative high-performing cultures to accelerate world-class brands.

8 |   2021 Proxy Statement

PROPOSAL 1. ELECTION OF DIRECTORS
Directors to be Elected by Class B Shareholders and Their Qualifications
Brian A. Napack, age: 59
Director Since: 2017
Outside Directorships: ■ Zero to Three

Former Directorships Held During the Past Five Years:
■  Ascend Learning (July 2017)
■  Blackboard (December 2017)
■  Burning Glass (December 2019)
■  Houghton Mifflin Harcourt (October 2017)
■  Ingram Industries (December 2017)
■  myOn Holdings (December 2017)
■  RB Media (December 2017)
■  Synergis Education (December 2017)

Mr. Napack was appointed as the Company’s 14th President and Chief Executive Officer in December 2017, and was simultaneously appointed to the Board of Directors. Mr. Napack joined John Wiley & Sons after serving as a Senior Advisor at Providence Equity Partners from 2012. Before joining Providence, Mr. Napack was President of Macmillan, the global publishing company, from 2006 to 2012. Prior to Macmillan, Mr. Napack was a Partner at L.E.K. Consulting LLC, where he led strategy, operations and M&A engagements throughout the media, entertainment and communications industries. Mr. Napack founded ThinkBox Inc. in 1997 and served as the Chief Executive Officer. Mr. Napack also worked at The Walt Disney Company, where he founded and ran Disney Educational Publishing, and was a co-founder of Disney Interactive. Earlier in his career, Mr. Napack held senior roles at Simon & Schuster, a leading education, consumer and professional publisher, and at A.T. Kearney, a global management consulting firm.

Skills & Qualifications
■  Extensive background as a leader and innovator in the media, education and information industries
■  Proven focus on the creation, management and growth of businesses in education and information that leverage new strategies, business models, technologies and distribution platforms to address evolving market demand.
■  Significant experience gained through managing and serving on the boards of a wide array of companies in the Company’s industries.

  2021 Proxy Statement | 9

PROPOSAL 1. ELECTION OF DIRECTORS
Jesse C. Wiley, age: 51
Director Since: 2012

Mr. Wiley was elected Chairman of the Board of Directors of John Wiley & Sons in February 2019, having served as a director since 2012. Prior to being elected as Chairman of the Board, Mr. Wiley was an employee of the Company since 2003. Mr. Wiley has worked in Wiley’s Research division on business development including building partnerships with academic societies and helping grow business and partnerships in China. Previously he worked in corporate M&A and strategy development, on international business development, digital and new business initiatives, and product development within the division formerly known as Professional Development. Prior to that, he worked as a marketer and then editor of professional books

Skills & Qualifications
■  Broad and deep experience working with partners and customers in the markets Wiley serves
■  Deep knowledge of many business units and functions within the Company, including working at the forefront of digital publishing and learning, developing new products and business models, and developing and executing partnerships and acquisitions

Mari J. Baker, age: 56
Director Since: 2011
Wiley Committees: ■ Governance (Chair) ■ Audit
Outside Directorships: ■ Blue Shield of California ■ Quicken, Inc. ■ GoShip
Former Directorships Held During the Past Five Years: ■ Healthline (July 2020)

Ms. Baker has held a number of executive officer positions in public and private companies primarily in technology fields, including roles as CEO of PlayFirst, Inc. and Navigenics, Inc., COO of Velti, plc (NASDAQ:VELT), President of BabyCenter, Inc., a Johnson and Johnson company (NYSE: JNJ), and SVP/General Manager at Intuit, Inc. (NASDAQ: INTU). She has been involved in the venture capital community, including serving as executive-in-residence at Kleiner Perkins Caulfield and Byers; in the higher education community, as a Trustee of Stanford University as well as an Advisor to the Clayman Institute at Stanford; and in the executive leadership community, through her service as an officer in Young Presidents Organization.

Skills & Qualifications
■  Experience serving on boards of multiple for-profit corporations and large non-profit organizations
■  Proven business leader, experienced general manager and internet marketing veteran

10 |   2021 Proxy Statement

PROPOSAL 1. ELECTION OF DIRECTORS
George Bell, age: 64
Director Since: 2014
Wiley Committees: ■ Compensation (Chair) ■ Audit
Outside Directorships: ■ Place IQ ■ Association of College and University Educators ■ Mavrk ■ Material Bank ■ Trust for Public Land ■ Squash Busters
Former Directorships Held During the Past Five Years: ■ Care.com Inc. (March 2020) ■ Angie’s List (March 2020) ■ Swoop (November 2017)

Mr. Bell is a Senior Partner at Archer Venture Capital. He was affiliated with General Catalyst Partners, a venture capital and private equity firm, as a Managing Director and then an Executive in Residence, since 2006. Mr. Bell is a 30-year veteran of creating and growing consumer-facing and software businesses. From October 2010 to November 2013, he was President and CEO of Jumptap, a General Catalyst portfolio company, which sold to Millennial Media (NYSE: MM). Mr. Bell was also President and CEO of Upromise 2001-2006, also a General Catalyst portfolio company, sold to Sallie Mae; former chairman and CEO of Excite and Excite@Home 1996-2001; founder of The Outdoor Life Network (now NBC Sports Network); former Board Chair, Harris Interactive, sold to Nielsen; former senior vice president of Times Mirror Magazines, overseeing titles such as SKI and Field & Stream; recipient of the Ernst & Young Entrepreneur of the Year Award for California and New England; four-time Emmy Award-winning producer and writer of documentaries on adventure, wildlife, and vanishing cultures.

Skills & Qualifications
■  More than 30 years of entrepreneurial experience creating and growing consumer businesses as CEO
■  Significant operating experience in consumer businesses, including introducing new business models and leveraging technology
■  Significant experience in assessing company operations and strategy

  2021 Proxy Statement | 11

PROPOSAL 1. ELECTION OF DIRECTORS
Laurie A. Leshin, age: 56
Director Since: 2015
Wiley Committees: ■ Governance ■ Executive

Outside Directorships:
■  Worcester Polytechnic Institute
■  MA HighTech Council
■  Association of Independent Colleges & Universities of MA (AICUM)
■  FIRST
■  Watermark
■  American Association of Colleges and Universities
■  John F. Kennedy Library Foundation

Former Directorships Held During the Past Five Years: ■ BoldlyGo Institute (2019)

Dr. Leshin is the President of Worcester Polytechnic Institute (WPI). Dr. Leshin brings to the Wiley board over 20 years of experience as a leader in academia and government service, and an accomplished record as a space scientist. Prior to joining WPI, Dr. Leshin served as the Dean of the School of Science at Rensselaer Polytechnic Institute in New York, where she expanded and strengthened interdisciplinary scientific research and education, championed diversity in STEM, and significantly expanded fundraising and outreach initiatives. While at Rensselaer, Dr. Leshin continued her work as a scientist for the Mars Curiosity Rover mission and was appointed by President Obama to the Advisory Board for the Smithsonian National Air and Space Museum. Prior to joining Rensselaer, Dr. Leshin served as the deputy director of NASA’s Exploration Systems Mission Directorate, where she was responsible for oversight of NASA’s future human spaceflight programs and activities. Dr. Leshin also worked as the director of science and exploration at NASA’s Goddard Space Flight Center. Dr. Leshin is a recipient of NASA’s Outstanding Leadership Medal, NASA’s Distinguished Public Service Medal, and the Meteoritical Society’s Nier Prize. She has served on the Board of Directors of Women in Aerospace and the Council of the American Geophysical Union.

Skills & Qualifications
■  Executive leadership experience in academia and government service
■  Being a leading scientist and educator in her field
■  Insight into the needs and practices of the academic and research community critical for developing and innovating new business models in our key businesses

12 |   2021 Proxy Statement

PROPOSAL 1. ELECTION OF DIRECTORS
Raymond W. McDaniel, Jr., age: 63
Director Since: 2005
Wiley Committees: ■ Audit (Chair) ■ Executive
Outside Directorships: ■ Moody’s Corporation ■ Muhlenberg College

Mr. McDaniel has been the Non-Executive Chairman of the Board of Directors of Moody’s Corporation since January 2021. Mr. McDaniel was previously the Chief Executive Officer of Moody’s Corporation from April 2005 to December 2020. From 2005 to April 2012 he also served as Chairman of Moody’s Corporation. In April 2012 he was named President of Moody’s Corporation in addition to Chief Executive Officer. He previously served as Chief Operating Officer of Moody’s Corporation from January 2004; President of Moody’s Corporation from October 2004; and President of Moody’s Investors Service since 2001. In prior assignments with Moody’s, he served as Senior Managing Director for Global Ratings & Research; Managing Director for International; and Director of Moody’s Europe, based in London. He has been a member of Moody’s Corporation Board of Directors since 2003.

Skills & Qualifications
■  Over eight years of experience as Chairman and over 15 years of experience as Chief Executive Officer of Moody’s Corporation
■  Extensive international experience and experience in implementing international business expansion and new products

William J. Pesce, age: 70
Director Since: 1998
Wiley Committees: ■ Executive (Chair)
Outside Directorships: ■ William Paterson University Board of Trustees ■ Pesce Family Ventures LLC

Mr. Pesce served as the Company’s 10th President and Chief Executive Officer for 13 years from May 1998 to April 2011, when he retired after nearly 22 years at the Company. Mr. Pesce is a member of the Board of Trustees of William Paterson University, where he serves as a member of the Executive Committee, Chair of the Educational Policy and Student Development Committee and member of the Nominations and Governance Committee. Mr. Pesce is a benefactor and advisor to the Pesce Family Mentoring Institute at William Paterson University. He served on the Board of Overseers of NYU’s Stern School of Business for 17 years. Mr. Pesce serves as a guest lecturer, speaking with students about leadership, ethics and integrity. He launched Pesce Family Ventures, LLC in 2015 to invest in early stage companies, particularly entities that leverage enabling technology to serve customers.

Skills & Qualifications
■  13 years as the Company’s prior President and Chief Executive Officer
■  Extensive experience with leading a global public company, strategic planning, financial planning and analysis, acquisitions and partnerships, and investor relations
■  Active engagement with leaders, faculty and students in the academic community; and exposure to innovative, technology-enabled business models at early stage companies

  2021 Proxy Statement | 13

BOARD COMPOSITION AND REFRESHMENT
We believe the Board benefits from a mix of new directors who bring fresh perspectives and longer-serving directors who bring valuable experience, continuity and a deep understanding of the Company. The Board strives to maintain an appropriate balance of tenure, turnover, diversity, skills, viewpoints and experiences. To promote thoughtful Board refreshment, we have:
■	Developed a comprehensive, ongoing Board succession planning process;
■	Implemented an annual Board and Committee assessment process; and
■	Adopted a policy in which no director may stand for election to the Board after reaching the age of 75.
Six of the 10 director nominees have joined since the beginning of 2014. The average age of our director nominees is 56.6 years. The average tenure of all our director nominees is 8.3 years.
The Board annually recommends the slate of director nominees for election by the shareholders at the Annual Meeting and is responsible for filling vacancies on the Board at any time during the year. The Governance Committee has a process to identify and review qualified individuals to stand for election, regardless of whether the current directors, a search firm or shareholders recommend the potential nominee. The Governance Committee has the authority to independently engage the services of a third-party search firm or other consultant to assist in identifying and screening potential director nominees. The full Board reviews and has final approval on all potential director nominees being recommended to the shareholders for election to the Board.
The Board and the Governance Committee consider, at a minimum, the following factors in recommending potential new Board members or the continued service of existing members:
(1) The Board seeks qualified individuals who, taken together, represent the required diversity of skills, backgrounds and experience for the Board taken as a whole; (2) A director should have the required expertise and experience, should have a proven record of professional success and leadership and should be able to offer advice and guidance to the Company; (3) A director should possess the highest personal and professional ethics, integrity and values; must be inquisitive and objective and have the ability to exercise practical and sound business judgment; (4) A director should have the ability to work effectively with others; (5) The Board also considers diversity factors, such as business experience, thought, age, ancestry, race, sex, gender, gender identity, gender expression, sexual identity, sexual orientation, disability, and other personal characteristics; (6) A majority of directors should be independent; and (7) A director retires from the Board at the annual meeting following his or her 75th birthday, unless an exception is approved by the Board.
14 |   2021 Proxy Statement

BOARD COMPOSITION AND REFRESHMENT
Consideration of Board Diversity
Throughout the director selection and nomination process, the Governance Committee and the Board seek to achieve diversity within the Board with a broad array of viewpoints and perspectives that are representative of our global business. The Governance Committee adheres to the Company’s philosophy of maintaining an environment free from discrimination on the basis of age, ancestry, race, sex, gender, gender identity, gender expression, sexual identity, sexual orientation, disability, and other personal characteristics or any other protected category under applicable law. This process is designed to provide that the Board includes members with diverse backgrounds, perspectives and experience, including appropriate financial and other expertise relevant to the business of the Company.
The director nomination processes call for the consideration of a range of types of diversity, including business experience, thought, age, ancestry, race, sex, gender, gender identity, gender expression, sexual identity, sexual orientation, and disability. In fact, diversity is one of the enumerated criteria that the Board has identified as critical in maintaining among its current and potential directors. Accordingly, the Governance Committee is committed to actively seeking out highly qualified women and minority candidates, as well as candidates with diverse backgrounds, skills and experience, to include in the pool from which Board nominees are chosen. The Board also annually assesses the diversity of its members as part of its assessment process.

Director Orientation and Continuing Education
We have an orientation program for all new directors with respect to their role as directors. This orientation program includes one-on-one meetings with senior management, meetings at the Company’s headquarters, extensive written materials to familiarize new directors with the Company’s business, financial performance, strategic plans, executive compensation program, and corporate governance policies and practices. Additional training by way of shadowing committee meetings and receiving additional committee-specific materials is also provided when a director assumes a role on a particular Board committee on which they will serve. In addition, directors receive Board and committee presentations, and communications from senior executives to help keep them appropriately apprised of key developments in the Company’s businesses and industries, as well as developments in corporate governance, so they can carry out their oversight responsibilities. The directors are also encouraged to visit the Company’s global offices and to attend Company sponsored events, which provide the directors with an opportunity to see and experience firsthand the execution and impact of the Company’s strategy and to engage with senior leaders and associates to deepen their understanding of the Company’s business and corporate culture. In addition, the Company pays for all reasonable expenses for any director who wishes to attend external director continuing education programs.
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Board and Committee Assessments
Pursuant to the Company’s Corporate Governance Principles and the Charters of each of the Board’s Committees, the Board and each of its Committees conduct a self-evaluation at least annually.
The Board also conducts annually a formal evaluation of the Board and its individual members, including the Chairman of the Board. In addition, informal evaluations are conducted after every meeting by the Chairman of the Board and the Chair of the Governance Committee so that directors have an opportunity to share perspectives, feedback and suggestions year-round, both in and outside of the Boardroom.
Our assessment processes enable directors to provide confidential feedback on topics including: meeting agenda and materials, the Board’s culture, quality of discussions, and relationships among directors, and the skills, characteristics, and perspectives to consider for future Board refreshment. In 2021, the Board will again engage a third-party facilitator to help administer the annual Board Evaluation in September. The objective of the annual evaluation is to ensure that the Board as a whole, its committees, and its individual directors are functioning at a high level and are providing the best value and performance for the Company’s stakeholders, management and employees. The Board’s Governance Committee is responsible for the design and administration of the annual Board evaluation process and uses a variety of methods to produce an evaluation of the full Board and individual directors. The information obtained from the annual evaluations is used to promote director development, direct future Board agendas and meeting structures, ensure good communication among the directors and management, and to review future board candidate qualifications. The Chair of the Governance Committee and the Chairman of the Board meet with each director in executive session to review the assessment results.
Shareholder Recommendations and Nominations of Director Candidates
The Governance Committee will consider recommendations for director nominees made by shareholders and evaluate them using the same criteria as for other candidates. Recommendations received from shareholders are reviewed by the Chair of the Governance Committee to determine whether the candidate’s expertise and particular set of skills and background fit the current needs of the Board. Shareholders who wish to recommend a director candidate to the Governance Committee should follow the procedures set forth under “2022 Shareholder Proposals and Director Nominations” on pages 63-64 of this Proxy Statement. The recommendation should include the candidate’s name, biographical data, and a description of his or her qualifications, including with respect to diversity.
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Key Corporate Governance Documents
The following key corporate documents are available at www.wiley.com/en-us/corporategovernance: Corporate Governance Principles; the Global Code of Ethics; and the Charters of our Audit, Executive Compensation and Development, Governance, Digital Product and Technology, and Executive Committees of the Board.
Code of Ethics
The Company has adopted a global Business Conduct and Ethics Policy (the “Code of Ethics”) that applies to the Company’s principal executive officer, principal financial officer, principal accounting officer, controller, and any persons performing similar functions, as well as all directors, officers and employees of the Company. The Company also maintains a Code of Ethics policy for its Senior Financial Officers. The Code of Ethics is posted on the Company’s website at https://www.wiley.com/en-us/corporategovernance. The Company intends to satisfy the disclosure requirements regarding any amendments to, or waivers from, a provision of the Code of Ethics for the Company’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, by posting such information on its website.
In 2021, the Company adopted the Vendor Code of Conduct (the “Vendor Code”) applicable to suppliers, service providers, contingent workers, agents, consultants, independent contractors, and business partners of the Company. The Vendor Code contains general requirements for vendors to do business with the Company, including responsibility and compliance with laws, protecting confidential information, adherence to equal employment practices, and demonstrating a commitment to responsible environmental stewardship and responsibility.
Corporate Governance Principles
To promote the best corporate governance practices, the Company adheres to the Corporate Governance Principles set forth below, many of which have been in effect for more than a decade. The Board of Directors and management believe that these Principles, which are consistent with the requirements of the SEC and the NYSE, are in the best interests of the Company, its shareholders and other stakeholders, including employees, customers and suppliers. The Board is responsible for ensuring that the Company has a management team capable of representing these interests and of achieving superior business performance.
Pursuant to the NYSE rules, the Company is considered a “controlled company,” defined as a company where more than 50 percent of the voting power is held by an individual, a group, or another company. As such, the Company would be exempt from certain corporate governance standards. However, the Board believes it is in the best interest of the Company and its shareholders and stakeholders to abide by all of the NYSE listing rules.
Our Board of Directors
The Board, which is elected annually by the shareholders, exercises oversight and has final authority and responsibility with respect to the Company’s affairs, except with respect to those matters reserved to shareholders. All major decisions are considered by the Board as a whole.
The Board appoints the Chief Executive Officer (“CEO”) and other corporate officers, acts as an advisor to and resource for management, and monitors management’s performance.
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The Board plans for the succession of the CEO. Decisions regarding the CEO’s compensation are determined by the Compensation Committee, based on an evaluation of the CEO’s performance by the Executive Committee. The Compensation Committee, based on an evaluation of the CEO’s performance by the Executive Committee, determines the CEO’s compensation, and discusses its recommendation with the Board in executive session. The Board also oversees the succession process for certain other management positions, and the CEO reviews with the Board annually his assessment of key management incumbents and their professional growth and development plans. The Board also:
a)	reviews the Company’s business and strategic plans and actual operating performance;
b)	reviews and approves the Company’s financial objectives, investment plans and programs; and
c)	provides oversight of internal and external audit processes and financial reporting.
Under the Company’s By-Laws, the Board has the authority to determine the appropriate number of directors to be elected so as to enable it to function effectively and efficiently. The Governance Committee makes recommendations to the Board concerning the appropriate size of the Board, as well as selection criteria for candidates. Each candidate is selected based on background, experience, expertise, and other relevant criteria, including other public and private company boards on which the candidate serves. In addition to the individual candidate’s background, experience and expertise, the manner in which each board member’s qualities complement those of others and contributes to the functioning of the Board as a whole are also taken into account. The Governance Committee nominates a candidate, and the Board votes on his or her candidacy. The shareholders vote annually for the entire slate of Directors.
Any nominee Director who receives a greater number of “withheld” votes from his or her election than “for” votes shall tender his or her resignation for consideration by the Governance Committee. The Governance Committee shall recommend to the Board the action to be taken with respect to such resignation.
Attendance
Regular attendance at Board meetings and the Annual Meeting of Shareholders is expected of each director. Between May 1, 2020 through April 30, 2021 (“fiscal year 2021”), our Board of Directors held 19 meetings and our Committees held an aggregate of 37 meetings. In fiscal year 2021, no incumbent director attended fewer than 75% of the total number of Board and applicable Committee meetings (held during the period that such director served). Nine of the ten then serving directors attended the 2020 Annual Meeting of Shareholders. Mr. Dobson was unable to attend the 2020 Annual Meeting due to a personal conflict.
Director Independence
The Board is currently composed of ten (10) members. Brian A. Napack is the Company’s President & CEO. Jesse C. Wiley is a member of the Wiley family. The Board has affirmatively determined that all of our directors, except Brian A. Napack and Jesse C. Wiley, meet the independence guidelines the Board set forth in its Corporate Governance Principles.
Board Leadership Structure
The Board is responsible for establishing and maintaining the most effective leadership structure for the Company. To retain flexibility in carrying out this responsibility, the Board does not have a policy on whether the Chairman of the Board shall be an independent member of the Board. The Board of Directors is currently led by Jesse C. Wiley, our non-executive Chairman of the Board.
Meetings of the Board of Directors are called to order and led by the Chairman. Non-employee directors generally meet in executive session without management after each Board meeting. All members of the Board are elected annually.
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The Board of Directors believes separating the roles of Chairman and Chief Executive Officer allows our Chief Executive Officer to focus on developing and implementing the Company’s strategic business plans and managing the Company’s day-to-day business operations and allows our Chairman to lead the Board of Directors in its oversight and advisory roles. Our Chairman was elected by the independent directors of the Board. Because of the many responsibilities of the Board of Directors and the significant amount of time and effort required by each of the Chairman and the Chief Executive Officer to perform their respective duties, the Company believes that having separate persons in these roles enhances the ability of each to discharge those duties effectively and, as a corollary, enhances the Company’s prospects for success. The Company’s Governance Committee is also led by an independent director, Ms. Mari J. Baker. Ms. Baker serves as a liaison between the Chairman and the independent directors and is available to consult with the Chairman and the CEO about the concerns of the Board.
For the foregoing reasons, the Board of Directors has determined that its current leadership structure is appropriate and in the best interests of the Company’s shareholders.
Non-Management Executive Sessions: The Board has regularly scheduled non-management executive sessions of non-management directors following each Board meeting. The Board has also scheduled executive sessions with only independent directors following the quarterly Board meetings at least once a year.
Transactions with Related Persons
We are required to disclose material transactions with the Company in which “related persons” have a direct or indirect material interest and in which the amount involved exceeds or is expected to exceed $120,000 since the beginning of the Company’s last completed fiscal year. Related persons include any Director, nominee for Director, executive officer of the Company, beneficial owner of more than 5% of any class of the Company’s voting securities, and any immediate family members of such persons. The term “transaction” is broadly defined under SEC rules to include any financial transaction, arrangement or relationship, including any indebtedness transaction or guarantee of indebtedness or any series of similar transactions, arrangements or relationships.
The Company’s Board of Directors has adopted a written policy that requires the Chief Executive Officer to review and approve any related party transactions with respect to executive officers, and the Audit Committee to review and approve related person transactions with respect to directors, director nominees, and the Chief Executive Officer. The CEO may elect to refer any related person transaction to the Audit Committee for its review, approval, or ratification if the CEO believes such action is appropriate. The vote of a majority of disinterested directors will be required for the approval or ratification of any related person transaction subject to review by the Audit Committee. Such transactions will only be approved after taking into consideration whether the transaction is fair and reasonable and is consistent with the best interests of the Company. Factors to be taken into account in making the determination may include the business purpose of the transaction, whether the transaction is entered into on an arms-length basis on terms fair to the Company, and whether the transaction would violate the provisions of the Company’s Business Conduct and Ethics Policy.
Based on information available to us and provided to us by our Directors and executive officers, no such material transactions were entered into during fiscal year 2021.
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Committees of the Board of Directors
The Board has established five standing committees: the Audit Committee, the Executive Compensation & Development Committee (“ECDC” or the “Compensation Committee”), the Governance Committee, the Executive Committee, and the Digital Product & Technology Committee. Each Committee conducts an annual self-evaluation of performance against its objectives and reviews compliance with the charter of the committee. The Board reviews and approves the committee charters annually.
The following table indicates present Board and committee membership, and total meetings of the Board and its standing committees for fiscal year 2021:
Name	Board	Audit	Compensation (ECDC)	Executive	Governance	Digital Product & Technology
Brian A. Napack	■
Mari J. Baker*	■	■
George Bell*	■	■
Beth A. Birnbaum*	■		■
David C. Dobson*	■				■	■
Mariana Garavaglia*	■		■			■
Laurie A. Leshin*	■			■	■
Raymond W. McDaniel, Jr.*	■			■
William Pence*	■
William J. Pesce	■
Jesse C. Wiley
Number of Fiscal Year 2021 Meetings	19	7	9	11	6	4
■	Board or Committee Chair
*
Our fiscal year 2021 year began on May 1, 2020 and ended on April 30, 2021. As part of our broader Board refreshment practices, we rotated our Committee memberships following last year’s Annual Meeting of Shareholders in September 2020. Directors joining new committees shadowed the prior meetings and were provided with onboarding meetings and materials to create a seamless transition. Below is a summary of the committee changes that occurred:

	■	Mr. Bell served on the Executive Committee, at which time Ms. Leshin replaced him for the balance of fiscal year 2021;
	■	Ms. Baker served as Chair of the Audit Committee, at which time Mr. McDaniel replaced her as Chair for the balance of fiscal year 2021;
	■	Mr. Dobson served on the Audit Committee, at which time Ms. Baker replaced him for the balance of fiscal year 2021;
	■	Mr. McDaniel served as Chair of the Compensation Committee, at which time Mr. Bell replaced him as Chair for the balance of fiscal year 2021;
	■	Ms. Leshin and Mr. Dobson served on the Compensation Committee as members, at which time Ms. Garavaglia and Ms. Birnbaum replaced them for the balance of the fiscal year 2021;
	■	Mr. Bell served as Chair of the Governance Committee, at which time Ms. Baker replaced him as Chair for the balance of fiscal year 2021;
	■	Mr. Pence and Ms. Baker served on the Governance Committee as members, at which time Mr. Dobson and Ms. Leshin replaced them for the balance of fiscal year 2021; and
	■	Ms. Birnbaum and Ms. Leshin served on the Digital Product and Technology Committee, at which time Mr. Dobson and Ms. Garavaglia replaced them for the balance of fiscal year 2021.
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■
Mr. Pence served on our Board of Directors and as a member of our Governance Committee, as well as the Committee Chair of the Digital Product and Technology Committee, until his passing in late September 2020. In late September 2020, Ms. Birnbaum replaced Mr. Pence as Chair of the Digital Product and Technology Committee for the balance of fiscal year 2021.

Audit Committee
Primary Responsibilities
 ■ Assisting the Board in fulfilling its fiduciary oversight responsibilities relating to the integrity of the Company’s financial statements filed with the SEC, accounting policies, adequacy of disclosures, the Company’s compliance with legal and regulatory requirements, the financial reporting process, the systems of internal accounting and financial controls established by management, and the sufficiency of auditing relative thereto.
 ■ Evaluating the qualification, independence and performance of the independent public accounting firm engaged to audit the Company’s financial statements, including reviewing and discussing with such firm their independence and whether providing any permitted non-
audit services is compatible with their independence.
 ■ Reviewing and discussing with the independent public accounting firm the overall scope and plan for their audits.
 ■ Assisting the Board in fulfilling its oversight responsibilities regarding the Company’s policies and processes with respect to risk assessment and risk management, including overseeing the Company’s assessment and reporting of material risks and any significant non-financial risk exposures and reviewing reports from management on material risk topics.
 ■ Establishing and maintaining oversight for the confidential and anonymous receipt, retention and treatment of complaints regarding the Company’s accounting, internal accounting controls, auditing matters and business conduct in accordance with the Business
Conduct and Ethics Policy.
 ■ Maintaining financial oversight of the Company’s employees’ retirement and other benefit plans and making recommendations to the Board with respect to such matters.
 ■ Maintaining oversight of the Company’s security and risks, including cybersecurity, along with the Digital Product & Technology
Committee.
 ■ Reviewing, ratifying and/or approving related person transactions.
 ■ Discussions with management prior to the release of quarterly earnings, and also reviewing quarterly results prior to filings.

Financial Expertise and Independence
The Board of Directors has determined that Raymond W. McDaniel, Jr. and Mari J. Baker satisfy the criteria adopted by the SEC to serve as “audit committee financial experts” and that all of the members of the Audit Committee are independent directors pursuant to the applicable requirements under the SEC and NYSE rules.

No Audit Committee member concurrently serves on the audit committee of more than two other public companies.

Report
The Audit Committee Report is set forth beginning on page 34 of this Proxy Statement.

Met 7 times in FY2021 Current Committee Members Raymond W. McDaniel, Jr., CHAIR Mari J. Baker George Bell
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Executive Compensation & Development Committee (“ECDC” or the “Compensation Committee”)
Primary Responsibilities
 ■ Oversee all aspects of the executive compensation program and ensure the program best achieves the Company’s objectives, considering the business strategy, talent needs, and market trends.
 ■ Setting appropriate compensation levels for the CEO based on market and/or peer group data, and determining the appropriate compensation for the CEO based on annual objectives and the performance evaluation of those objectives by the Executive
Committee, and reporting its decisions to the Board.
 ■ Reviewing and approving management’s recommendations, and providing guidance on matters, relating to Senior Officer appointments, compensation levels, incentive plan goals, and award payouts, including any other key agreements.
 ■ Reviewing, with assistance from the Executive Committee, executive development and succession plans for the CEO and other Senior
Officer positions.
 ■ Reviewing and, when appropriate, approving the principles and policies for compensation and benefit programs company-wide.
 ■ Overseeing the development and utilization of policies and programs to attract and retain talent needed to execute Company strategy.
 ■ Hire and consult with the independent Compensation Consultant.

Independence
The Board of Directors has determined that all Compensation Committee members are independent directors pursuant to the applicable requirements under the SEC and NYSE rules and are outside directors as defined by Treasury Regulation Section 1.162-27(e) (3) under Section 162 (m) of the Internal Revenue Code.

Limited Delegation of Authority to Management
The Compensation Committee has delegated limited authority to the CEO and the Chief People Officer to make certain “off-cycle” equity grants outside of the annual equity grant process to existing employees who are neither Company executive officers nor directors. The delegation is subject to maximum shares that can be granted per fiscal year, as well as a maximum to any one person per fiscal year. Shares awarded pursuant to this delegation will be valued based on the closing price of the Company’s stock on the NYSE as of the last day of the quarter and will be issued after quarter-end. Any grants made “off-cycle” are reported to the Compensation Committee at the next regularly scheduled quarterly meeting following such awards.

Report
The Compensation Committee Report is set forth beginning on page 55 of this Proxy Statement.

Met 9 times in FY2021 Current Committee Members George Bell, CHAIR Beth A. Birnbaum Mariana Garavaglia
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Compensation Consultant
The Compensation Committee has engaged FW Cook as its independent compensation consultant. FW Cook advises the Compensation Committee on competitive market practices and trends, provides proxy pay data for the Company’s peer compensation group, presents information and benchmarking regarding specific executive compensation matters, reviews management proposals, and provides recommendations regarding CEO pay. The Compensation Committee reviewed its relationship with FW Cook, considered FW Cook’s independence and the existence of potential conflicts of interest, and determined that the engagement of FW Cook did not raise any conflict of interest or other issues that would adversely impact FW Cook’s independence.
Compensation Committee Interlocks and Insider Participation
No member of the Compensation Committee has served as one of our officers or employees at any time. None of our executive officers serves as a member of the Compensation Committee of any other company that has an executive officer serving as a member of our Board of Directors. None of our executive officers serves as a member of the board of directors of any other company that has an executive officer serving as a member of our Board’s Compensation Committee.

	JWA	Russell 2000	Dow Pub	S&P 400
Apr-16	100.00	100.00	100.00	100.00
Apr-17	108.78	125.60	108.39	120.45
Apr-18	139.17	140.09	125.52	132.20
Apr-19	99.84	146.50	134.25	141.43
Apr-20	83.84	122.45	131.31	120.26
Apr-21	131.43	214.15	218.76	201.90
The above graph provides an indicator of the cumulative total return to shareholders of the Company’s Class A Common Stock as compared with the cumulative total return on the Russell 1000, the Dow Jones Publishing Index and the S&P 400 Midcap, for the period from April 30, 2016 to April 30, 2021. The Company has elected to use the Russell 2000 Index and the S&P 400 Midcap index as its broad equity market indices because it is currently included in these indices. Cumulative total return assumes $100 invested on April 30, 2016 and reinvestment of dividends throughout the period.
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Executive Committee
Primary Responsibilities
 ■ Exercising the powers of the Board as appropriate in any case where immediate action is required and the matter is such that an emergency meeting of the full Board is not deemed necessary or possible.
 ■ Reviewing the annual objectives of the Chairman and the CEO and recommending approval of the objectives by the Board.
 ■ Evaluating the performance of the Chairman and CEO throughout the year relative to the approved objectives.
 ■ Providing an annual assessment to the Compensation Committee (for CEO compensation), the Governance Committee (for Chairman compensation), and the Board of Directors (for approval of assessments).
 ■ Developing and reviewing progress annually on the emergency and non-emergency succession planning for the Chairman, and assisting the Compensation Committee in monitoring and discussing CEO succession planning.

Independence
The Board of Directors has determined that all Executive Committee members are independent directors pursuant to the applicable requirements under the SEC and NYSE rules.

Met 11 times in FY2021 Current Committee Members William J. Pesce, CHAIR Laurie A. Leshin Raymond W. McDaniel, Jr.
Governance Committee
Primary Responsibilities
 ■ Assisting the Board in determining the appropriate general qualifications and criteria for directorships and in the identification of qualified individuals to serve as directors, and recommending to the Board candidates for nomination for election at the annual meeting of shareholders or to fill Board vacancies between annual meetings.
 ■ Reviewing the composition and structure of standing committees and assisting the Board in proposing committee assignments, including committee memberships and chairs.
 ■ Coordinating and overseeing the annual Board self-evaluation process.
 ■ Evaluating non-employee director compensation.
 ■ Making recommendations to the Board regarding corporate governance guidelines.
 ■ Overseeing, in conjunction with other Board committees as appropriate, the Company’s strategy regarding corporate social responsibility.
 ■ Reviewing, assessing, and pre-approving situations whereby Directors are seeking to join the board of another organization to confirm that there are no potential conflicts of interest or other issues.

Independence
The Board of Directors has determined that all Governance Committee members are independent directors pursuant to the applicable requirements under the SEC and NYSE rules.

Met 6 times in FY2021 Current Committee Members Mari J. Baker, CHAIR David C. Dobson Laurie A. Leshin
Shareholders who wish to recommend a director candidate to the Governance Committee should follow the procedures set forth under “2022 Shareholder Proposals and Director Nominations” on pages 63-64 of this Proxy Statement. The recommendation should include the candidate’s name, biographical data, and a description of his or her qualifications.
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Digital Product and Technology Committee
Primary Responsibilities
 ■ Overseeing and giving guidance on the Company’s digital product/services, technology-driven initiatives and investments and overall technology strategies.
 ■ Reviewing the Company’s digital product/service and technology infrastructure roadmaps and delivery of features and functionality in line with Company and business unit strategies.
 ■ Reviewing and providing guidance to management and the Board on talent, structure and capabilities of the Company’s technology and digital product/service teams.
 ■ Distilling information for and providing summaries and insight to the Board on the Company's digital product and technology strategy, including both organic and inorganic initiatives.
 ■ Coordinating with the Audit Committee where relevant, as with information regarding review and oversight of back office systems and processes including the Company’s ERP systems, information technology and cyber security and privacy.

Independence
The Board of Directors has determined that all Digital Product and Technology Committee members are independent directors pursuant to the applicable requirements under the SEC and NYSE rules.

Met 4 times in FY2021 Current Committee Members Beth A. Birnbaum CHAIR David C. Dobson Mariana Garavaglia
The Board’s Oversight of Risk Management
Board and Committee Oversight of Risk
Management of risk is the direct responsibility of the Company’s President & CEO and the executive leadership team. The Board has oversight responsibility, focusing on the adequacy of the Company’s risk management and risk mitigation processes.
The Company has an Enterprise Risk Management program which delineates responsibility to the Board and its committees. The Company’s Board of Directors administers its risk oversight function directly and through its Audit Committee, Governance Committee, Compensation Committee, and Digital Product & Technology Committee. The Company’s senior management engages with and reports to Board of Directors and the relevant Committees on a regular basis to address high-priority risks. The Board receives regular reports from these committees, which include reports on those areas over which they have risk oversight responsibility, as appropriate. The Board members also dedicate a portion of their meetings to reviewing and discussing the Company’s significant risks topics in greater detail.
In fiscal year 2021, our Board held 19 meetings and our Committees held 37 meetings in the aggregate. In addition, our CEO held video conference update calls with the Board regarding key developments relating to the Company's responses to the COVID-19 pandemic effects on our businesses and strategy.
The Company believes that the Board’s leadership structure supports the risk oversight function of the Board by providing for open communication between the Board and management such that all directors are involved in the risk oversight.
Audit Committee: The Audit Committee has oversight responsibility of major financial risk exposures, including litigation and compliance risk and the steps management has taken to monitor and mitigate such exposures. The Audit Committee also assists the Board in fulfilling its oversight responsibilities regarding the Company’s policies and processes with respect to risk assessment and risk management, including overseeing the Company’s assessment and reporting of material risks and any significant non-financial risk exposures and reviewing reports from management on material risk
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topics. The Audit Committee reviews with management, and the Digital Product and Technology Committee as appropriate, the security of and risks related to cybersecurity and the Company’s information technology systems and procedures, continuity of operations, and reliability of internal controls. The Audit Committee also receives regular updates from management, including the General Counsel, on litigation risk.
Governance Committee. The Governance Committee has oversight responsibility over the Company’s governance structure and other corporate governance matters, including Board and director performance, director succession planning, and the review of the Company’s Corporate Governance Principles.
Executive Compensation & Development Committee: The Compensation Committee has oversight responsibility for the management of risk relating to the Company’s annual and long-term compensation program. The Committee aims to ensure that the Company’s annual and long-term incentive plans do not incentivize or encourage excessive or unnecessary risk-taking. The Compensation Committee also reviews, with assistance from the Executive Committee, executive development and succession plans for the CEO and other Senior Officer positions.
Digital Product and Technology Committee: The Technology Committee has oversight responsibility of risks related the Company’s management and development of technology, primarily those relevant to customer facing products and services, internal IT and back office systems, including cybersecurity and the Company’s information technology system and procedures. The Committee receives regular updates from management on risks in these areas, including data and enterprise security.
Addressing Risk in the Company’s Compensation Programs
The Company’s compensation program is designed to attract, retain, motivate and reward talented executives and colleagues whose efforts will drive Company performance and maximize return to shareholders. Our pay-for-performance philosophy focuses colleagues’ efforts on delivering short-term and long-term financial success for our shareholders without encouraging excessive risk taking. The Compensation Committee, which consists entirely of independent Board members, oversees the executive compensation program for the named executive officers, as well as other senior officers of the Company.
The following is a description of both Compensation Committee and management processes related to the compensation risk assessment process, as well as a description of the Company’s compensation risk mitigation techniques.
The Compensation Committee reviews and approves the annual and long-term plan performance measures and goals annually. This includes setting appropriate threshold and outstanding performance levels for each performance metric. As a part of this process, the Compensation Committee focuses on what behavior it is attempting to incentivize and the potential associated risks. The Compensation Committee periodically receives financial information from the Chief Financial Officer, and information on accounting matters that may have an impact on the performance goals, including any material changes in accounting methodology and information about extraordinary/special items excluded in the evaluation of performance, as permitted by the 2014 Executive Annual Incentive Plan and the 2014 Key Employee Stock Plan (i.e., the shareholder plans), so that the Compensation Committee members may understand how the exercise of management judgment in accounting and financial decisions affects plan payouts. Members of the Compensation Committee approve the final incentive compensation awards after reviewing executive, corporate and business performance, and may apply discretion if they believe the level of compensation is not commensurate with performance.
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The following compensation policies and practices serve to reduce the likelihood of excessive risk taking:
■	An appropriate compensation mix that is designed to balance the emphasis on short- term and long-term performance.
■	The majority of incentive compensation for top level executives is associated with the long-term performance of the Company. This discourages short-term risk taking.
■	The focus on performance share units in our executive long-term plan ensures a correlation between executive rewards and shareholder return.
■	Financial performance measures used for incentive plans covering colleagues at all levels of the Company include a mix of financial metrics that are in line with operating and strategic plans.
■	A significant portion of annual and long-term incentive payments are based on Company and business profitability, ensuring a correlation between pay and performance.
■	Financial targets are appropriately set, and if not achieved, result in a large percentage loss of compensation.
■	Executive and broad-based incentive plans cap the maximum award payable to any individual. Annual and long-term incentive plans have a maximum payout of 2 times the target amount.
■	Recoupment or “clawback” provisions for top executives and key finance executives in the event that an executive’s conduct leads to a restatement of the Company’s financial results.
■	Stock ownership guidelines and stock retention requirements for our named executive officers, other senior officers and directors discourage excessive risk taking.
■	The Compensation Committee receives advice and counsel regarding best practices for governance of executive compensation as well as areas of concern and risk in the Company’s compensation program.
We are confident that our compensation program rewards for performance, is aligned with the interests of our shareholders and does not involve risks that are reasonably likely to have a material adverse effect on the Company. A more detailed discussion of the Company’s executive compensation program can be found in the Compensation Discussion and Analysis beginning on page 37.
The Board’s Role in Human Capital Management
We view our people as one of our most significant assets and investments towards achieving our mission of unlocking human potential. The success of our strategies depends on our ability to attract, develop, reward and retain a diverse population of talented, qualified and highly-skilled colleagues at all levels of our organization and across our global workforce. The Board as a whole, and through its Compensation Committee, provides oversight over our human capital management framework, which includes programs, policies and initiatives that promote diversity, equity and inclusion; talent acquisition; ongoing employee learning and development; competitive compensation and benefits; safety and health; and an emphasis on employee satisfaction and engagement.
During the recent COVID-19 pandemic, it became even more critical to safeguard and promote our employees’ well-being. The Company acted quickly and with purpose to support its people by providing resources to seamlessly transition to a remote work environment, successfully activating business continuity plans across functions and offices, and taking key actions to protect the health, safety, and well-being of colleagues around the world. The Company invests in the enrichment of culture, engagement, and learning for its colleagues by providing interactive development programs, skill development courses, and multi-language resources for self-learning.
  2021 Proxy Statement | 27

CORPORATE GOVERNANCE
Our Commitment to Corporate Social Responsibility
The Board as a whole, and through its Committees, oversees the Company’s strategy regarding corporate social responsibility. We believe in sharing information to create a stronger, better informed, and more compassionate society. We are committed to advancing and achieving the UN Sustainable Development Goals (SDGs). In support of this effort, we have made formal commitments to the following UN initiatives: UN Global Compact (UNGC), SDG Publishers Compact, and the UN LGBTI Standards of Conduct. We are also creating and promoting equity through access to information and insights, and empowering communities through open research. We address education equity in multiple ways—through our products and initiatives, scholarships and awards.
The Company values environmental sustainability. We encourage action and involvement for the environment across our businesses and our supply chain. We have been carbon neutral since 2020. Our Global Operations Carbon Footprint is third-party certified 100% Carbon Neutral across all of Scope 1 and 2, and part of Scope 3 (business travel and distribution of product). Wherever possible, our offices are powered by renewable energy. Through green tariffs and certified energy attribute certificates (EACs), all of our offices were powered by renewable energy in 2020.
The Company only uses environmentally and business-friendly papers—set out in our global Paper Selection and Use Policy. Through our printers, we partner with forest product companies that uphold the highest environmental standards (set out by the Forest Stewardship Council, Sustainable Forestry Initiative and Programme For the Endorsement of Forest Certification). This includes demonstrating and documenting efficient use and conservation of raw materials; minimization of waste; conservation of natural systems; clean production; community and human well-being; and credible reporting and verification.
The Board also provides oversight over the Company’s robust DE&I strategy. The Company’s DE&I strategy has four key focus areas: Data-Driven Insights, Team Development, Inclusive Talent Processes, and Business Innovation. We stand for diversity in all forms, equity throughout our policies and processes, and an inclusive culture where people feel like they can be themselves. The Company has established Employee Resource Groups supporting its diverse culture and leveraged a series of education and trainings on fostering an inclusive mindset. The Company has also signed the CEO Action for Diversity and Inclusion, a commitment to sustained, concrete action to advance diversity and inclusive thinking, behavior, and business practices in the workplace. This past year, we proudly received a 100% score on the Human Rights Campaign 2021 Corporate Equality Index (CEI), the nation’s foremost benchmarking survey and report measuring corporate policies and practices related to LGBTQ workplace equality. We are also a recipient of the 2021 DivHERsity Champions Award.
Additional information about our corporate social responsibility efforts is available on our website at https://www.wiley.com/en-us/corporatecitizenship.
Communications with the Board
Shareholders and other persons interested in communicating with any Director, any committee of the Board or the Board as a whole may do so by submitting such communication in writing and sending it by mail to the attention of the appropriate party or to the attention of our Chairman of the Board, 111 River Street, Mail Stop 6-NE-42, Hoboken, New Jersey 07030-5774 or by email to tellthedirectors@wiley.com.
The Company’s Corporate Law Department reviews all communications sent to the Board and forwards such communications as appropriate. Directors may at any time discuss the Board communications received by the Company. Concerns relating to accounting, internal controls or auditing matters are immediately brought to the attention of the Company’s internal audit department and handled in accordance with the procedures established by the Audit Committee with respect to such matters. Certain items that are unrelated to the duties and responsibilities of the Board or its committees (such
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CORPORATE GOVERNANCE
as business solicitation or advertisements; junk mail or mass mailings; resumes or other job-related inquiries; unsolicited ideas or business proposals; and material that is determined to be illegal or otherwise inappropriate) will not be forwarded.
  2021 Proxy Statement | 29

DIRECTOR COMPENSATION

Directors’ Cash Compensation Fiscal Year 2021
In fiscal year 2021, our non-employee directors received an annual cash retainer of $100,000. Committee chairs of the Audit and Compensation Committees receive an additional annual retainer of $20,000, and Committee chairs of the Governance, Digital Product and Technology, and Executive Committees each receive an additional annual retainer of $15,000. As Chairman of the Board, Mr. Wiley receives an annual cash retainer of $360,000, consisting of $210,000 for Director compensation, plus an incremental cash retainer of $150,000 for his role as Chairman.
No fees are paid for attendance at meetings. No non-employee director receives any other cash compensation from the Company, except for reimbursement of expenses incurred in relation to service on the Board. Directors who are employees do not receive additional compensation for Board service.
As previously announced in the Company’s Current Report on Form 8-K, filed with the SEC on June 11, 2020, the Board unanimously agreed to reduce the cash-based portion of the independent non-employee directors’ annual retainer by 30%, accompanied by an equivalent percentage reduction in the compensation of the Chairman of the Board, for a period of six months. These reductions are reflected in the Director Compensation Table for fiscal year 2021.
Directors’ Stock Compensation Fiscal Year 2021
Pursuant to the 2018 Director Stock Plan, as amended on March 20, 2019, each of our then non-employee independent directors, other than the Chairman, received an annual award of restricted Class A Common Stock equal to $110,000, with the amount of shares granted based on the stock price of John Wiley & Sons, Inc. Class A Common Stock at the close of the New York Stock Exchange on September 24, 2020. Such restricted shares granted will vest on the earliest of (i) the day before the next Annual Meeting following the grant, (ii) the non-employee director’s death or disability (as determined by the Governance Committee), or (iii) a Change in Control (as defined in the 2014 Key Employee Stock Plan). All of our Directors who receive stock compensation, except for Mr. Pesce, defer their receipt of the shares and receive them as deferred share units under the Deferred Compensation Plan for Directors as described in the following paragraph.
The Company established a Deferred Compensation Plan for Directors (the “Deferred Plan”), Amended and Restated as of January 1, 2009, and further amended on September 27, 2018. Non-employee directors are eligible to participate and may defer all or a portion of their annual cash retainer fees in the form of cash and/or Class A Common Stock. They may also defer their annual stock award.
In fiscal year 2021, seven of our non-employee directors participated in the Deferred Plan. Retainers deferred in cash accrue interest annually based on the prime rate. Two of our current Directors defer receipt of their cash retainer in an interest bearing account at the Company. Retainers deferred in the
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DIRECTOR COMPENSATION
form of deferred share units receive dividends in the form of additional deferred share units based on the closing price of the Class A Common Stock on the distribution date of the dividend. Deferred cash and/or stock is payable to the directors upon their retirement from the Board, either in a lump sum or in the form of annual installments disbursed on January 15th of each year following the retirement.
Our active directors are eligible to participate in the Company’s Matching Gift Program. The Company will match on a one-to-one basis up to a maximum contribution of $15,000 per fiscal year, with no organization limit.
Limited Trading Windows
Our directors (including non-employee directors) can only transact in Company securities during approved trading windows after satisfying mandatory pre-clearance requirements
Stock Ownership Requirements
Share ownership by each Director is encouraged. To this end, each Director is expected to own shares of common stock valued at not less than five times that Director’s annual cash compensation to which the Director is entitled for Board service, which can be met by accumulating annual stock grants during their term of Board service.
The table below indicates the total compensation received by each non-employee director during fiscal year 2021. Employee directors, which in fiscal year 2021 included Brian A. Napack, our President and CEO, do not receive any compensation for their service as a director. Mr. Napack’s employee compensation for fiscal year 2021 is shown in the Summary Compensation Table on page 48.
	FY 2021 Director Compensation
Name	Cash Fee(1)	Chair Fee	Stock Awards(2)	All Other Compensation(3)	Total
Mari J. Baker(4)	$85,000	$17,500	$110,000	$39,312	$251,812
George Bell(4)	$85,000	$17,500	$110,000	$36,579	$249,079
Beth A. Birnbaum(5)	$85,000	$7,500	$110,000	$33,173	$235,673
David C. Dobson(5)	$85,000		$110,000	$13,280	$208,280
Mariana Garavaglia(6)	$59,041		$135,616	$4,591	$199,248
Laurie A. Leshin(4)	$85,000		$110,000	$20,692	$215,692
Raymond W. McDaniel, Jr.(4)	$85,000	$18,750	$110,000	$106,179	$319,929
William Pence(7)	$42,500	$7,500		$2,665	$52,665
William J. Pesce(4)	$85,000	$15,000	$110,000	$8,000	$218,000
Jesse C. Wiley(8)	$316,642				$316,642
(1)
As previously announced in the Company’s Current Report on Form 8-K, filed with the SEC on June 11, 2020, the Board unanimously agreed to reduce the cash-based portion of the independent non-employee directors’ annual retainer by 30%, accompanied by an equivalent percentage reduction in the compensation of the Chairman of the Board, for a period of six months. These reductions are reflected in the “Cash Fee” column.

(2)
On September 24, 2020, each of our then sitting non-employee Directors, other than Mr. Wiley, received an annual restricted stock award of 3,545 shares of Class A Common Stock based on the closing price of $31.03.

(3)
The amounts in All Other Compensation include the cash value of dividends accrued under the Deferred Compensation Plan and, in the case of Mr. McDaniel, $49,311 in interest credited to his Deferred Cash Compensation Plan in fiscal year 2021, of which $12,311 is forfeitable if Mr. McDaniel resigns his position as a Director before December 31, 2021, and in the case of Ms. Birnbaum, $8,278 in interest credited to her Deferred Cash Compensation Plan in fiscal year 2021, of which $2,477 is forfeitable if she resigns as a Director before December 31, 2021.

  2021 Proxy Statement | 31

DIRECTOR COMPENSATION
(4)
The following Directors requested and received a cash donation from the Company to organizations pursuant the Company’s Matching Gift Program, as described above: Ms. Baker - $10,787, Mr. Bell - $15,000, Ms. Birnbaum - $ 15,000, Ms. Leshin - $2,400, Mr. McDaniel - $5,000, and Mr. Pesce - $8,000. These amounts are included under “All Other Compensation.”

(5)	Mr. Dobson has elected to defer his cash retainer and receives it in the form of deferred share units under the Deferred Compensation Plan for Directors.
(6)	On June 30, 2020, Ms. Garavaglia joined the Board. The pro-rated amount of the prior year’s annual restricted stock award is also reflected in the table.
(7)	Mr. Pence departed from the Board in September 2020 due to his passing. The pro-rated amount of compensation he received in fiscal year 2021 for his service is reflected in the table.
(8)
As Chairman, Mr. Wiley receives an annual cash retainer of $360,000, consisting of $210,000 for Director compensation, plus an incremental cash retainer of $150,000 for his role as Chairman. The Board approved an increase to Mr. Wiley’s incremental Chairman cash retainer on September 1, 2020. The prorated amount of this increase is reflected in the table.

Name	Number of Shares Underlying Outstanding Deferred Stock Equivalents	Number of Shares Underlying Outstanding Stock Options
Mari J. Baker	22,253	—
George Bell	17,053	—
Beth A. Birnbaum	8,307	—
David C. Dobson	11,999	—
Mariana Garavaglia	4,336	—
Laurie A. Leshin	14,593	—
Raymond W. McDaniel, Jr.	39,726	—
William J. Pesce(1)	—	—
(1)	Mr. Pesce does not defer receipt of his annual restricted stock award.
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Proposal 2 – Ratification of Appointment of Independent Registered Public Accountants
PROPOSAL 2. RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee is responsible for the appointment, compensation and oversight of the independent auditor. The Audit Committee has appointed KPMG LLP (“KPMG”) as the Company’s independent auditors for fiscal year 2022. Although the Company is not required to do so, we are submitting the selection of KPMG for ratification by the Company’s shareholders because we believe it is a matter of good corporate practice.
The Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change is in the best interests of the Company and its shareholders. Representatives of KPMG are expected to be present at the Annual Meeting with the opportunity to make a statement, if they desire to do so, and such representatives are expected to be available to respond to appropriate questions.
Unless contrary instructions are noted thereon, the proxies will be voted in favor of the following resolution, which will be submitted at the Annual Meeting:
“RESOLVED, that the appointment by the Audit Committee of KPMG LLP as independent public accountants for the Company for the fiscal year ending April 30, 2022 be, and it hereby is, ratified.”
In the event that the foregoing proposal is defeated, the adverse vote will be considered by the Audit Committee in its selection of auditors for the following year. However, because of the difficulty and expense of making any substitution of auditors so long after the beginning of the current fiscal year, it is contemplated that the appointment for the fiscal year ending April 30, 2022 will be permitted to stand unless the Audit Committee finds other good reason for making a change. If the proposal is adopted, the Audit Committee, in its discretion, may still direct the appointment of new independent auditors at any time during the fiscal year if it believes that such a change would be in the best interests of the Company and its shareholders.
The Board of Directors recommends a vote “FOR” the ratification of the appointment of independent public accountants.
  2021 Proxy Statement | 33

Proposal 2 – Ratification of Appointment of Independent Registered Public Accountants
Audit Committee Report
The following is the report of the Audit Committee of the Company with respect to the Company’s audited financial statements for the fiscal year ended April 30, 2021.
Fees of Independent Registered Public Accounting Firm
Audit Fees
Total aggregate fees billed by KPMG LLP (“KPMG”) for professional services in connection with the audit and review of the Company’s Consolidated Financial Statements, and statutory audits of the Company’s international subsidiaries were $2,200,000 and $2,438,000 in fiscal years 2021 and 2020, respectively.
Audit Related Fees
The aggregate fees billed for audit related services, including employee benefit plan audits, and agreed-upon procedures in the U.K. were $17,000 and $39,000 in fiscal years 2021 and 2020, respectively.
Tax Fees
The aggregate fees billed for services rendered by KPMG tax personnel, except those services specifically related to the audit of the financial statements, were $300,000 and $530,000 in fiscal years 2021 and 2020, respectively. Such services include tax planning, tax return reviews, advice related to acquisitions, tax compliance and compliance services for expatriate employees.
Other Non-Audit Fees
The aggregate non-audit fees were $0 for both fiscal years 2021 and 2020.
The Audit Committee has advised the Company that in its opinion the services rendered by KPMG LLP are compatible with maintaining their independence.
The Audit Committee is responsible for oversight of the Company’s accounting, auditing and financial reporting process on behalf of the Board of Directors. The Committee currently consists of three members who, in the judgment of the Board of Directors, are independent and financially literate, as those terms are defined by the SEC and the listing standards of the NYSE. The Board of Directors has determined that all the members of the Committee satisfy the financial expertise requirements and the Chair of the Committee, Mr. McDaniel, and Ms. Baker have the requisite experience to be designated as an “audit committee financial expert” as that term is defined by the rules of the SEC and the NYSE.
Management has the primary responsibility for:
■	the preparation, presentation and integrity of the financial statements of the Company;
■	maintaining appropriate accounting and financial reporting policies and practices; and
■	for internal controls and procedures designed to assure compliance with generally accepted US accounting standards and applicable laws and regulations.
The Committee is responsible for the oversight of these processes. In this fiduciary capacity, the Committee has held discussions with management and the independent auditors regarding the fair and complete presentation of the Company’s results for the fiscal year ended April 30, 2021. Management has represented to the Committee that the Company’s financial statements were prepared in accordance with generally accepted US accounting principles. The Committee has discussed with the independent auditors significant accounting principles and judgments applied by
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Proposal 2 – Ratification of Appointment of Independent Registered Public Accountants
management in preparing the financial statements as well as alternative treatments. The Audit Committee discussed with the independent auditors the matters required to be discussed pursuant to Public Company Accounting Oversight Board Auditing Standard No. 16 (Communications with Audit Committees).
The Audit Committee has had discussions with, and received regular status reports from, the independent auditors and the Vice President of Internal Audit regarding the overall scope and plans for their audits of the Company, including their scope and plans over management’s assessment of the effectiveness of internal control over financial reporting. The independent auditors provided the Audit Committee with written disclosures and the letter required by applicable professional and regulatory standards relating to KPMG’s independence from the Company, including the Public Company Accounting Oversight Board pertaining to the independent accountant’s communication with the Audit Committee concerning independence, and the Audit Committee discussed with the independent auditors their independence.
The Committee also considers whether providing non-audit services is compatible with maintaining the auditor’s independence. The Audit Committee has adopted a policy of pre-approving all audit and non-audit services performed by the independent auditors. The Audit Committee may delegate authority to one or more of its members to grant pre-approvals of audit and non-audit services, provided that the pre-approvals are presented to the Audit Committee for ratification at its next scheduled meeting.
Persons with complaints or concerns about accounting, internal controls or auditing matters may contact the Audit Committee at: tellthedirectors@wiley.com.
Based upon the review and discussions referred to above, the Committee recommended to the Company’s Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2021, as filed with the Securities and Exchange Commission.
Audit Committee
Raymond W. McDaniel, Jr. (Chair), Mari J. Baker, and George Bell
  2021 Proxy Statement | 35

Proposal 3: Advisory Vote of NEO Compensation
PROPOSAL 3. ADVISORY VOTE OF NAMED EXECUTIVE OFFICER COMPENSATION
We are requesting that shareholders indicate their approval of our Named Executive Officers’ compensation, as described in the compensation tables, narrative discussion, and Compensation Discussion and Analysis set forth in this Proxy Statement. This proposal, known as a “say-on-pay” proposal, allows shareholders the opportunity to express their views on these matters. The “say on pay” vote is an advisory vote, which is therefore not binding on the Company, the Compensation Committee or the Board of Directors. However, the views of our shareholders are important to the Company, and will be given careful consideration by the Company, the Compensation Committee and the Board of Directors.
Compensation for our Named Executive Officers in fiscal year 2021 was consistent with the principles of our compensation philosophy and reflects our financial performance, the cumulative return to shareholders in fiscal year 2021 and achievements of the executive team. Our compensation philosophy is designed to (i) align the Company’s goals with shareholder interests; (ii) attract and retain world-class talent; (iii) pay competitively compared with our peer group and the marketplace; and (iv) reward strong performance and limit rewards for performance below targets. Our fiscal year 2021 compensation packages reflect these guiding principles.
The discussion set forth in the Compensation Discussion and Analysis on pages 37 to 56 of this Proxy Statement provides a complete discussion of our compensation programs and policies, including design, implementation, oversight, administration, ongoing review and risk assessment of our programs and policies. Our Compensation Committee and Board of Directors believe that our compensation programs and policies are designed and carried out to allow us to achieve our business goals and reflect the guiding principles of our compensation philosophy.
A vote “FOR” approval will be a vote in favor of the following resolution:
“RESOLVED, that the shareholders of John Wiley & Sons, Inc. hereby approve on an advisory basis the compensation of the Company’s Named Executive Officers, as described in the compensation tables, narrative discussion and Compensation Discussion and Analysis, set forth in this Proxy Statement.”
The Board of Directors recommends a vote “For” approval, on an advisory basis, of the compensation of John Wiley & Sons, Inc.’s Named Executive Officers as disclosed in this Proxy Statement.
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COMPENSATION DISCUSSION & ANALYSIS
EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
A message from the Executive Compensation & Development Committee (“ECDC”) Chair
Our compensation program, which is well aligned with our shareholders’ interests, provides highly competitive total packages that attract, motivate and reward transformative leaders based on their individual qualifications.
At our Annual Meeting last year, our shareholders again expressed substantial support for our executive compensation program, with our Say-on-Pay proposal receiving ˜98% approval. The Committee believes the strong shareholder support signals approval of the current pay-for-performance approach, the incremental changes we have made to ensure our compensation programs support our business strategy, and the sound governance practices in place at Wiley.
Fiscal year 2021 began on May 1, 2020, in the earlier stages of the global pandemic. In addition to addressing the impact of COVID-19 on our fiscal year 2020 performance; we considered the best approach for setting fiscal year 2021 financial targets during a period of market volatility and economic uncertainty.
Our goal in this Compensation Discussion and Analysis (“CD&A”) is to provide an understanding of our executive compensation program, explain how and why the Committee arrived at the specific compensation decisions involving the named executives (“NEOs”) for fiscal year 2021, and the COVID-19-related actions we took to ensure our programs were fair to both our shareholders and our executives.
George Bell
Chairman, Executive Compensation and Development Committee
Fiscal Year 2021 Named Executive Officers
This CD&A describes the compensation of the following NEOs:
Name and Title
Brian A. Napack	President and Chief Executive Officer
John A. Kritzmacher	Executive Vice President and Chief Financial Officer
Todd R. Zipper	Executive Vice President and General Manager, Education Services
Matthew S. Kissner	Group Executive Vice President, retired from the Company on June 30, 2021
Judy K. Verses	Executive Vice President and General Manager, Research
  2021 Proxy Statement | 37

COMPENSATION DISCUSSION & ANALYSIS
Business Highlights – Driving the World Forward with Research and Education
Wiley delivered solid operating performance in fiscal year 2021, driven by consistent growth strategies and favorable market dynamics in open research and career-connected education.

*	includes digital content, courseware, tools, platforms, and technology-enabled services
For reconciliation to the GAAP measures, see the Company’s press release regarding fiscal year 2021 results: https://newsroom.wiley.com/press-releases/press-release-details/2021/Wiley-Reports-Fourth-Quarter-and-Fiscal-Year-2021-Results/default.aspx.
Revenue performance was driven by:
■	Robust demand to publish peer-reviewed research and access it through our platforms
■	Strong enrollment growth in online degree programs
■	Increasing uptake of Wiley digital content and courseware
Earnings performance was driven by:
■	Revenue growth in Research and Education Services
■	Business optimization savings and COVID-related savings in travel, events and facilities
Research Publishing and Platforms saw constant currency revenue and adjusted EBITDA growth of 5% and 6%, respectively, reflecting strong growth in open access, increased publishing efficiency, and COVID-related savings.
Education Services saw constant currency revenue and adjusted EBITDA growth of 21% and +$31 million, respectively, reflecting strong online enrollment growth and efficiency gains.
Academic and Professional Learning saw constant currency revenue decline of 2% and adjusted EBITDA growth of 4%, with double-digit growth from digital content and courseware offset by COVID-driven bookstore closures and suspension of in-person training. Adjusted EBITDA performance was driven by COVID-related savings and business optimization gains.
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COMPENSATION DISCUSSION & ANALYSIS
Compensation Highlights
We made several changes to our compensation program in 2021, both reflective of the impact of the global pandemic, and to ensure continued alignment with our shareholders and market practice.
Program Element
Six-Month Pay Reductions	■	NEOs and other executive officers took a six-month base pay reduction, recognizing limited increases for broader employee base, as part of careful expense management resulting from the pandemic
Pay Mix	■	The program leverages long-term incentives to motivate NEOs to drive long-term success and growth; recognizing both Company and business performance
Pay for Performance	■	76% or more of our NEOs’ target total direct compensation is performance based
■
Annual incentives funded at the Company level and awarded based on business and personal performance; annual incentive awards for the NEOs averaged 148% of target, reflecting solid Company performance, with funding at 133.3%, and personal performance of 111% on average for the NEOs

	■	Fiscal year 2021 long-term incentives payable based on Company/business revenue and Company profit; emphasizing importance of healthy top-line growth on future performance and investments
	■	Performance share units for the fiscal year 2019-21 long-term plan ending this year paid 78.8%, primarily due to the impact of the pandemic in fiscal year 2020
Target Setting	■	Due to market volatility and economic uncertainty, semi-annual goals set for the annual plan; one-year goals set for the long-term plan
	■	Broader performance ranges used for both the annual and long-term plans. For the annual plan, to address market uncertainty and for the long-term plan to align to market practice
Strong Compensation Governance
The Committee oversees the executive compensation program and evaluates the program against competitive practices, legal and regulatory developments and corporate governance trends. The table below highlights our current compensation practices – those we have implemented because we believe they drive performance and are aligned with sound governance standards – and those we have not implemented because we do not believe they would serve our shareholders’ long-term interests.
The Committee has incorporated the following market-leading governance features into our program.
	What We Do		What We Don’t Do
☑	Performance-based compensation: 76% or more of our NEOs’ target total direct compensation is performance-based	☒	No hedging and pledging: Under our Insider Trading policy, executive officers are prohibited from hedging and pledging Company stock
☑	Range of payout: Financial performance levels are set that correspond to a range of incentive payments from threshold to maximum	☒	No repricing or buyouts: We do not reprice stock option awards and our plans expressly forbid exchanging underwater options for cash
☑	Formulaic framework: Incentive payments are based on the Company’s financial results relative to pre-established targets, with limited discretion used to increase awards	☒	No tax gross-ups: We do not provide excise tax gross-ups upon a change in control; or tax gross-ups on perquisites, with the exception of relocation or tax equalization
  2021 Proxy Statement | 39

COMPENSATION DISCUSSION & ANALYSIS
	What We Do		What We Don’t Do
☑	Robust clawback policy: covering all executive officer incentive-based awards for material financial restatements and misconduct	☒	No supplemental benefit programs: We do not provide significant additional health and retirement benefits to executive officers that differ from those provided to all other employees
☑
Double trigger vesting: If an executive is involuntarily terminated without cause or resigns for good reason within two years of a change in control, or if the awards are not assumed or replaced by the acquirer

☑	Rigorous stock ownership requirements: Executive officers have stock ownership requirements, including retention of 50% of equity-based awards until the multiple is met
☑	Limited perquisites: Offered only where doing so serves a reasonable business purpose
☑	Risk mitigation: We closely monitor risks associated with our compensation programs and individual compensation decisions to confirm that they do not encourage excessive risk-taking
Compensation Snapshot – CEO and NEOs
The charts below depict the mix of pay delivered to our CEO and the other NEOs for the 2021 performance year, including salary paid in fiscal year 2021 and target incentive awards granted in June 2020.

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COMPENSATION DISCUSSION & ANALYSIS
How We Make Compensation Decisions
The Committee is primarily responsible for administering the Company’s executive compensation program. The Committee reviews and approves all elements of the executive compensation program that cover the NEOs. In fulfilling its responsibilities, the Committee is assisted by its independent compensation consultant, FW Cook, and takes into account recommendations from the President and CEO (“CEO”). The primary roles of each party are summarized below.
Party	Primary Roles
Executive Compensation & Development Committee	■	Oversee all aspects of the executive compensation program
	■	Approve officer compensation levels, incentive plan goals, and award payouts
	■	Based on performance feedback from the Executive Committee, approve CEO compensation
	■	Ensure the executive compensation program best achieves the Company’s objectives, considering the business strategy, talent needs, and market trends
	■	Hire and consult with the Compensation Consultant; and determine the nature and scope of services provided
CEO and Company Management	■	Make recommendations regarding the potential structure of the executive compensation program, including input on key business strategies and objectives
	■	Make recommendations regarding the compensation levels of the executive officers and other executive leaders (excluding the CEO)
	■	Liase with the Compensation Consultant as necessary in support of the Executive Compensation Program
	■	Provide any other information requested by the Committee
Compensation Consultant (FW Cook)	■	Advise the Committee on competitive market practices and trends
	■	Provide proxy pay data for our compensation peer group
	■	Present information and benchmarking regarding specific executive compensation matters, as requested by the Committee
	■	Review management proposals
	■	Provide recommendations regarding CEO pay
	■	Review the Compensation Discussion and Analysis annually
Use of Competitive Data
The Committee relies on various sources of compensation information to ascertain the competitive market for our executive officers, including the NEOs.
To assess the competitiveness of our executive compensation program, we review compensation data from our Peer Group’s proxy materials as well as external survey data. As part of this process, we measure target pay levels within each compensation component and in the aggregate. We also review the mix of our fixed versus variable compensation. This information is then presented to the Committee for its review and use.
Generally, differences in the levels of total direct compensation among the NEOs are primarily driven by differences in the competitive market pay ranges reflecting scope of responsibilities, an established track record of performance in current and prior roles, and considerations of internal equity.
  2021 Proxy Statement | 41

COMPENSATION DISCUSSION & ANALYSIS
Proxy Peer Data
The Compensation Committee utilizes a peer group to evaluate whether executive officer pay levels are aligned with Company performance on a relative basis. The Compensation Committee primarily identifies companies that are of comparable size (based on revenue and market capitalization) and are within the same general industry. There were no changes to our peer group during the 2021 fiscal year.
CoreLogic	Graham Holdings	New York Times
Dun & Bradstreet	Houghton Mifflin Harcourt	Pearson
E.W. Scripps	IAC/InterActive	Scholastic Corporation
Equifax	K12 (now Stride)	TEGNA
Gannett	MDC Partners	Tronc
Gartner	Meredith Corporation

Survey Data
For setting fiscal year 2021 target compensation, external survey data was used, leveraging data cuts relevant to the Company’s and business unit’s revenue size, as applicable. In benchmarking compensation levels against the survey data, the Committee considers only the aggregated survey data.
Components of our Executive Compensation Program
Compensation Component	Purpose		Key Characteristic	Performance Measured
Base Salaries	■	Market competitive fixed pay that is reflective of the executive officer’s role, experience and contributions, and allows us to attract and retain transformative talent	Fixed	Adjusted as necessary (and considering the Company’s increase budget) to ensure appropriate positioning relative to market
Annual Incentives	■	Motivate and reward executive officers for driving short-term Company and business performance, including revenue and profitability	Variable	Funded at Company level and awarded based on business and personal performance
	■	Deliver individual performance against specific quantifiable and non-quantifiable objectives that will help to drive long-term performance
42 |   2021 Proxy Statement

COMPENSATION DISCUSSION & ANALYSIS
Compensation Component	Purpose		Key Characteristic	Performance Measured
Long-Term Incentives	■	Motivate executive officers by linking incentives to the achievement of financial goals aligned with business strategy and priorities, and the performance of our Common Stock over the long term	Variable	Company and business performance
	■	Align executive officers’ rewards with returns delivered to our shareholders via sustained financial results
Other Forms of Compensation
Compensation Component	Purpose		Key Characteristic
Health & Welfare, and Retirement Plans	■	Provide market-competitive benefits that promote the health and wellbeing of the executive officers and their families; and support executive officers in attaining financial security	Fixed
Perquisites and Other Personal Benefits	■	Limited perquisites to provide financial security and productivity of our executive officers	Fixed
Post-Employment Compensation	■	Provide temporary income following an executive’s involuntary termination of employment, and in the case of a change in control, also provide continuity of management	Fixed
Base Salaries
Competitive base salaries allow the Company to attract and retain executive talent. The Committee annually reviews the salaries of our NEOs, but annual salary increases are not automatic or guaranteed. Base salaries are adjusted as necessary (and considering the Company’s increase budget) to ensure appropriate pay positioning relative to market.
In June 2020, as part of a broader compensation review reflecting his expanded leadership role, Mr. Zipper’s base salary was increased by 13%. Also effective in June 2020 through December 2020, the base salaries for our executive officers were temporarily reduced for a six-month period, recognizing limited increases for broader employee base and layoffs resulting from pandemic. These reductions in base salary did not impact annual incentive targets. The base salaries paid to our NEOs in fiscal year 2021 are presented in the 2021 Summary Compensation Table on page 48 of this Proxy Statement.
  2021 Proxy Statement | 43

COMPENSATION DISCUSSION & ANALYSIS
All data in ($000s)
Executive	Base Salary as of 2020 Fiscal Year End $000s	Base Salary as of 2021 Fiscal Year End $000s	Percentage Increase	% Temporary Base Pay Reduction	Amount of Temporary Base Pay Reduction $000s
Brian A. Napack	900.0	900.0	0%	30%	135.0
John A. Kritzmacher	703.5	703.5	0%	15%	52.8
Todd R. Zipper	375.0	425.0	13%	15%	31.9
Matthew S. Kissner	600.0	600.0	0%	15%	45.0
Judy K. Verses	450.0	450.0	0%	15%	33.8
Annual Incentives
We provide annual cash incentives to our NEOs under the Executive Annual Incentive Plan (“EAIP”). Awards granted under the EAIP are designed to drive Company, business and personal performance for the fiscal year. The design of our EAIP aligns with our broad-based annual incentive program.
Annual incentives are funded at the Company level and awarded based on business and personal performance. The graphic below illustrates how the plan operates.

Our annual incentive program applies metrics that executives directly influence to ensure a link between annual performance and actual incentive payments. The fiscal year 2021 performance metrics which make up the Company funding of the annual incentive awards are Company revenue and operating income, equally weighted. To address market volatility and economic uncertainty related to COVID-19, performance goals were set semi-annually, with annual incentive awards funded based on the average performance for the two six-month periods. Funding may range up to 150% of target, with minimum funding of 50% if the Company achieves 80% of its operating income target. The personal performance modifier may range from 0% up to 200%.
Business Results. Incentives were funded at 133.3% of target based on achievement of revenue and adjusted operating income between the target and outstanding levels for the full fiscal year.
Values in millions.
Measure	First Half Target	First Half Actual	% of Target Achieved	Second Half Target	Second Half Actual	% of Target Achieved
Revenue(1)	$836	$918	110%	$963	$992	103%
Adjusted Operating Income(2)	$19	$103	529%	$97	$110	114%
(1)
GAAP revenue for fiscal year 2021 adjusted for foreign exchange versus planned rates by ($4M) in the first half and ($15M) in the second half, and by ($12M) for contributions from acquisitions made during the second half of the year.
(2)
GAAP Operating Income for fiscal year 2021 adjusted for foreign exchange versus planned rates by ($1M) in the first half and ($7M) in the second half, restructuring charges of $4M in the first half and $29M in the second half, and $2M for loss from acquisitions made during the second half of the year.
Personal Performance. The Committee evaluates personal performance based on the individual’s contribution to Wiley strategic business imperatives, such as growth in open research and career-connected education and continued focus on business optimization.
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COMPENSATION DISCUSSION & ANALYSIS
Fiscal Year 2021 Annual Incentive Payouts
Executive	Target Incentive Percentage	Target Incentive Award $000s	Actual Incentive Award $000s	Actual Award as a Percentage of Target
Brian A. Napack	150%	1,350	2,339	173%
John A. Kritzmacher	120%	844	1013	120%
Matthew S. Kissner	100%	600	800	133%
Todd R. Zipper	100%	425	652	153%
Judy K. Verses	100%	450	720	160%
Long-Term Incentives
Our Executive Long-Term Incentive Plan (“ELTIP”) consists of two parts that incentivize long-term value creation - performance share units (“PSUs”) and restricted share units (“RSUs”). PSUs reward the achievement of critical operating performance objectives that we believe will translate to strong shareholder returns over the long-term, and both PSUs and RSUs reward increases in the market value of our Common Stock.
Performance Share Units. 60% of our NEOs’ long-term incentive value was converted to target PSUs using the 10-day trailing average closing price of our Common Stock on September 26, 2018, following approval of our three-year financial plan. For the three-year performance cycle ending in fiscal year 2021, cumulative Earnings Per Share (“EPS”) and cumulative Free Cash Flow (“FCF”) were the performance metrics used, with a weight of 60% and 40%, respectively. Payout may range up to 150% of the targeted number of PSUs. PSUs vest 100% at the end of the performance cycle, on June 30th, once financial achievement levels have been approved by the Committee.
Performance for the cycle was 78.8% of target, reflecting achievement of cumulative EPS and cumulative FCF between the threshold and target level.
Business Results
Measure	Target	Actual	% of Target Achieved
Cumulative EPS	$9.95	$9.46	95%
Cumulative FCF ($ millions)	$721	$698	97%
For reconciliation to the GAAP measures, see the Company's press release regarding fiscal year 2021 results: https://newsroom.wiley.com/press-releases/press-release-details/2021/Wiley-Reports-Fourth-Quarter-and-Fiscal-Year-2021-Results/default.aspx.
Performance Share Units Earned for the Fiscal Year 2019-21 Cycle
Executive	Target PSUs	Earned PSUs	Actual Award as a Percentage of Target
Brian A. Napack	31,343	24,698	78.8%
John A. Kritzmacher	12,862	10,135	78.8%
Judy K. Verses	8,003	6,306	78.8%
Restricted Share Units. 40% of our NEOs’ long-term incentive value was converted to RSUs using a 10-day average of the closing price of our Common Stock beginning five days after the year-end earnings release. RSUs vest 25% per year on April 30.
  2021 Proxy Statement | 45

COMPENSATION DISCUSSION & ANALYSIS
Other Forms of Compensation

Health and wellness plans: The Company provides or makes available a number of health and welfare benefits, such as medical, dental, vision, life, accident and long-term disability insurance to all US-based employees, including the executive officers. These competitive benefits are provided primarily for the well-being of Wiley employees, and at the same time enhance Wiley’s attractiveness as an employer of choice.

Post-employment compensation: Depending on the circumstances of their termination, the executive officers are eligible to receive severance benefits in the form of base salary as a lump-sum payment, annual incentive, healthcare benefits and accelerated vesting of equity as determined by the provisions in their employment agreements or the Executive Severance Policy. Under a dismissal without cause or constructive discharge following a change in control, the Company provides these severance benefits because it serves the best interest of the Company and its shareholders to have executives focus on the business merits of mergers and acquisitions without undue concern for their personal financial outcome. In the case of a without cause termination or constructive discharge absent a change in control, the Company believes it is appropriate to provide severance for a limited period to bridge executives to new employment, particularly in view of our non-compete and non-solicitation covenants.

Perquisites and other personal benefits:The Company provides limited perquisites and other personal benefits to the executive officers, of which the incremental cost to the Company in the aggregate is generally up to $23,000 annually. These taxable benefits are provided primarily for the financial security and productivity of executives, which allows greater focus on Company business activities. These limited perquisites primarily consist of financial planning and tax preparation, an allowance for business and health club memberships, and parking in the headquarters building (where appropriate).

Retirement benefits: All NEOs are eligible to participate in the Company’s qualified Employees’ Savings Plan (“401(k) Plan”). However, because US tax rules governing qualified retirement plans place significant limitations on the benefits that can be paid to executives, the Company has a non-qualified retirement plans to supplement qualified retirement benefits. The Nonqualified Deferred Compensation Plan (the “NQDC Plan”) was adopted by the Board of Directors to provide the opportunity to defer compensation for those executives who are not able to take full advantage of the Company’s qualified Savings Plan because of tax rules limiting contributions. The NQDC Plan provides for Company contributions mirroring those made under the Savings Plan.

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COMPENSATION DISCUSSION & ANALYSIS
Governance

Clawback Provisions: To ensure that our compensation program does not encourage excessive risk taking the Company has a clawback provision in both the annual and long-term incentive plans covering the top ˜400 employees in the Company. The clawback provision allows the Company to recoup incentive payments to covered incentive participants in the event that the Company restates its financial results because of fraud, gross negligence or intentional misconduct on the part of one or more employees and/or because of material non-compliance with securities laws.

Stock Ownership Guidelines: The Committee believes that the ultimate goal of the long-term incentive program is to align the interests of Company stockholders and management. To reinforce this principle, the Committee established stock ownership guidelines for all executive officers participating in the long-term incentive program. The ownership guideline for the CEO is six times base salary. The ownership guideline for the other executive officers is two and one-half times base salary. Shares counted toward the ownership guidelines consist of:

■ Shares owned outright
■ Half of the performance share units earned when performance goals are achieved. (Assumes half will be surrendered to pay taxes.)
■ Half of time-based restricted share units granted. (Assumes half will be surrendered to pay taxes.)

Mr. Napack, Mr. Kritzmacher, Mr. Kissner and Ms. Verses have met their targeted shareholding requirements. Mr. Zipper received his first grants in fiscal year 2021 so has not yet met his guideline.

Hedging and Pledging Prohibition: As part of our Insider Trading Policy, the Company strictly prohibits any type of hedging activity, including the use of financial instruments such as prepaid variable forwards, equity swaps, collars and/or exchange funds.

Tax Considerations
The Committee considers the deductibility of compensation for federal income tax purposes in the design of the Company’s compensation programs. While the Company generally seeks to maintain the deductibility of the incentive compensation paid to its NEOs, the Committee retains the flexibility necessary to provide cash and equity compensation in line with competitive practices, its compensation philosophy and the best interests of shareholders, even if these amounts are not fully tax deductible.
  2021 Proxy Statement | 47

COMPENSATION DISCUSSION & ANALYSIS
Summary Compensation Table
All data in $000s
Executive	Fiscal Year	Salary(1)	Bonus(2)	Stock Awards(3)	Non-Equity Incentive Plan Compensation(4)	Change in Pension Value and Non- Qualified Deferred Compensation Earnings(5)	All Other Compensation(6)	Total
Brian A. Napack	2021	765.0	—	4,039.4	2,339.4	0.1	195.3	7,339.2
	2020	900.0		3,271.2	1,403.3	1.1	15.3	5,590.8
	2019	900.0		3,005.2	1,510.7		83.2	5,499.0
John A. Kritzmacher	2021	650.7	—	1,462.8	1,012.8	16.6	160.2	3,303.0
	2020	703.5		1,246.8	835.3	15.6	37.6	2,838.7
	2019	700.4		1,233.2	902.5	12.4	116.8	2,965.2
Todd R. Zipper	2021	386.9	375.0	1,237.4	651.5	31.4	91.4	2,773.6
Matthew S. Kissner	2021	555.0	—	950.5	799.8	18.0	88.8	2,412.1
	2020	600.0		810.2	593.7		34.9	2,038.8
Judy K. Verses	2021	416.2	—	927.5	719.8	0.0	275.2	2,338.8
	2020	441.8		775.8	397.8	0.3	194.5	1,810.4
	2019	435.6		767.3	406.9	20.3	122.4	1,752.6
(1)	Reflects base salary paid to the NEOs during fiscal year 2021, including the temporary base pay reductions
(2)	Reflects portion of sign-on cash earned in fiscal year 2021 for Mr. Zipper related to The Learning House acquisition
(3)
The amounts reported in this column include performance share units earned for the fiscal year 2021-23 cycle and restricted share units granted in fiscal year 2021 under the Company’s 2014 Key Employee Stock Plans. See the Grants of Plan-Based Awards Table for the payout range for performance share units. To calculate the fair value of the awards, the market price on the date of grant is used in accordance with the FASB ASC Topic 718, Stock Compensation. Refer to Notes 2 and 18 in the Notes to the Consolidated Financial Statements in the Company’s 2021 Annual Report on Form 10-K for the assumptions used in determining FAS ASC Topic 718, “Compensation – Stock Compensation”

(4)
The total annual incentive for fiscal year 2021 was earned based on the achievement of pre-established corporate revenue and operating income targets approved by the Committee, as well as the achievement of strategic objectives that are designed to drive improved performance for the Company

(5)	Nonqualified deferred compensation earnings representing the market fluctuation on account balances based on the investment funds
(6)	All Other Compensation consists of the following in fiscal year 2021:
■Employer contributions to the Company 401(k) Plan and NQDC Plan for Mr. Napack, Mr. Kritzmacher, Mr. Zipper, Mr. Kissner and Ms. Verses, are valued at $193.2k, $126.5K, $57.0K, $69.1K and $73.7K, respectively
■Perquisites (financial planning, health club membership fees, parking benefits) for Mr. Kritzmacher, Mr. Zipper, Mr. Kissner and Ms. Verses, valued at $18.6K, $19.4K, $13.8K, and $10K, respectively
■Charitable donations pursuant to the Company’s Matching Gift Program paid to charities on behalf of Mr. Napack, Mr. Kritzmacher, Mr. Kissner, Mr. Zipper and Ms. Verses in the amounts of $2.1K, $15K, $6K, $15K and $1K, respectively
■Ms. Verses travels extensively to the UK on business and received housing assistance in the amount of $56.5K. In addition, since Ms. Verses has tax obligations in both the UK and US, the Company equalizes her taxes and provides tax consultation and preparation assistance from PricewaterhouseCoopers (PwC). During fiscal year 2021, those tax equalization and PwC charges amounted to $119.9k and $14.1K, respectively
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COMPENSATION DISCUSSION & ANALYSIS
Grants of Plan-Based Awards
		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units(3)	Grant Date Fair Value of Stock and Option Awards ($000s)(4)
Executive	Grant Date	Threshold ($000s)	Target ($000s)	Maximum ($000s)	Threshold (#)	Target (#)	Maximum (#)
Brian A. Napack	5/1/2020	675	1,350	4,050
	6/26/2020							33,697	$1,310
	12/16/2020				26,047	52,094	104,188		$2,345
John A. Kritzmacher	5/1/2020	422	844	2,533
	6/26/2020							12,201	$474
	12/16/2020				9,432	18,863	37,726		$849
Todd R. Zipper	5/1/2020	213	425	1,275
	6/26/2020							10,530	$409
	12/16/2020				8,140	16,279	32,558		$733
Matthew S. Kissner	5/1/2020	300	600	1,800
	6/26/2020							7,929	$308
	12/16/2020				6,129	12,257	24,514		$552
Judy K. Verses	5/1/2020	225	450	1,350
	6/26/2020							7,805	$303
	12/16/2020				6,033	12,066	24,132		$543
(1)
Represents the annual incentives for fiscal year 2021 that are based on achievement of financial goals and strategic objectives. Targets and relative weighting of revenue and adjusted operating income, as well as the threshold, target and maximum levels of performance were approved by the Committee for the fiscal year. Strategic objectives are designed to drive improved performance for the Company in the current and future fiscal years. Actual annual incentive payouts for fiscal year 2021 are indicated the Summary Compensation Table.

(2)
Represents the performance share unit awards granted for the fiscal year 2021-23 cycle pursuant to the 2014 Key Employee Stock Plan. In Fiscal 2021 NEOs received 60% of their targeted long-term incentive in the form of performance share units. Financial performance measures and relative weighting of each performance measure, as well as the threshold, target and outstanding levels of performance were approved by the Committee for the three-year plan cycle. Corporate EBITDA and corporate revenue or business unit revenue in the case of Mr. Zipper and Ms. Verses, were the performance measures used, weighted at 60% and 40%, respectively. No long-term incentive is payable unless the threshold performance level is reached for one of the performance measures. Earned performance share units vest 100% on June 30, 2023. Dividend equivalents are not paid during the performance period. Performance share units earned for the fiscal year 2021-23 cycle are indicated the Summary Compensation Table.

(3)
Represents the restricted share unit awards granted for fiscal year 2021, pursuant to the 2014 Key Employee Stock Plan. Restricted share units vest 25% per year over four years, on April 30. For Mr. Kissner, restricted share units vest one-third per year over three years, on April 30. In Fiscal 2021 NEOs received 40% of their targeted long-term incentive (excluding one-time awards) in the form of restricted share units. For Messrs. Napack, Kritzmacher, Kissner, and for Ms. Verses, dividend equivalents are paid on restricted share units until the shares vest.

(4)
The grant date fair value of the performance share units and restricted share units is computed in accordance with FASB ASC Topic 718, Stock Compensation. The grant date fair value of the restricted share units is based on a $38.88 stock price. The grant date fair value of the performance share units is based on a $45.01 stock price. The fair value disclosed in this column for the performance share units represents the total fair value of those awards at the target level. Refer to Notes 2 and 18 in the Notes to the Consolidated Financial Statements in the Company’s 2021 Annual Report on Form 10-K for the assumptions made in determining FASB ASC Topic 718, “Compensation – Stock Compensation”.

  2021 Proxy Statement | 49

COMPENSATION DISCUSSION & ANALYSIS
Outstanding Equity Awards at Fiscal Year End
Executive	Number of Securities Underlying Unexercised Vested Options (#)	Option Exercise Price ($)(a)	Option Expiration Date(b)	Number of Shares or Units of Stock that have not Vested (#)	Market Value of Shares or Units of Stock that have not Vested ($000s)(c)	Number of Unearned Shares, Units or Other Rights that have not Vested (#)	Market or Payout Value of Unearned Shares, Units or Other Rights that have not Vested ($000s)(c)
Brian A. Napack				4,358(1)	$248	43,317	$2,466(6)
				24,698(2)	$1,406
				14,439(3)	$822
				25,273(4)	$1,439
				60,637(5)	$3,453
John A. Kritzmacher	15,000	$39.53	6/24/2023	1,789(1)	$102	16,510	$940(6)
	18,300	$59.70	6/23/2024	10,135(2)	$577
	21,660	$55.99	6/23/2025	5,504(3)	$313
				9,151(4)	$521
				21,957(5)	$1,250
Todd R. Zipper				7,898(4)	$450
				18,395(5)	$1,047
Matthew S. Kissner				2,384(7)	$136	10,729	$611(6)
				5,313(8)	$303
				14,267(5)	$812
Judy K. Verses				1,113(1)	$63	10,274	$585(6)
				6,306(2)	$359
				3,425(3)	$195
				5,854(4)	$333
				13,864(5)	$789
(a)	The exercise price of all stock options may not be less than 100% of the fair market value of the stock on the date of grant
(b)	Stock options have a term of 10 years. Stock options continue to vest and can be exercised for a period following retirement, but no later than the expiration of the option
(c)	Based on the April 30, 2021 closing market price of Class A stock of $56.94
(1)	Remaining 25% of restricted share units granted in 2018 vest on April 30, 2022
(2)	Earned performance share units granted in 2018 vest 100% on June 30, 2021
(3)	Remaining 50% of restricted share units granted in 2019 vest 25% on April 30, 2022 and 25% on April 30, 2023
(4)	Remaining 75% of restricted share units granted in 2020 vests 25% on April 30, 2022, 25% on April 30, 2023 and 25% on April 30, 2024
(5)	Earned performance share units granted in 2020 vest 100% on June 30, 2023
(6)	Performance share units granted in 2019, if earned, will vest 100% on June 30, 2022
(7)	Remaining third of restricted share units granted in 2019 vest on April 30, 2022
(8)	Remaining two-thirds of restricted share units granted in 2020 vest one-third on April 30, 2022 and one-third on April 30, 2023
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COMPENSATION DISCUSSION & ANALYSIS
Option Exercises and Stock Vested
	Option Awards		Stock Awards
Executive	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($000s)	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($000s)(2)
Brian A. Napack			47,415	$2,300
John A. Kritzmacher			19,761	$948
Todd R. Zipper			2,632	$150
Matthew S. Kissner			5,000	$285
Judy K. Verses			11,249	$546
(1)	Includes:
■The performance share units earned for the fiscal year 2018-20 performance cycle (Messrs. Napack and Kritzmacher and Ms. Verses)
■The last quarter of the restricted share units granted in 2017 (Messrs. Napack and Kritzmacher and Ms. Verses)
■The third quarter of the restricted share units granted in 2018 (Messrs. Napack and Kritzmacher and Ms. Verses)
■The second quarter of the restricted share units granted in 2019 (Messrs. Napack, Kritzmacher and Ms. Verses)
■The second third of the restricted share units granted in 2019 (Mr. Kissner)
■The first quarter of the restricted share units granted in 2020 (Messrs. Napack, Kritzmacher, Zipper and Ms. Verses)
■The first third of the restricted share units granted in 2020 (Mr. Kissner)
(2)
The value realized on the vesting of earned performance share units and restricted stock units represents the value of stock no longer subject to a risk of forfeiture or other restrictions, obtained by multiplying the number of shares of stock released from such restrictions by the closing market price of Class A Common Stock on the dates of vesting.

Non-Qualified Deferred Compensation
All data in ($000s) Executive	Executive Contributions in Fiscal Year 2021 ($)	Registrant Contributions in Fiscal Year 2021 ($)	Aggregate Earnings in Fiscal Year 2021 ($)	Aggregate Withdrawals/ Distributions Fiscal Year 2021 ($)	Aggregate Balance at 2021 Fiscal Year End ($)(2)
Brian A. Napack	—	95.9	0.1	—	159.5
John A. Kritzmacher	—	59.7	16.6	—	409.5
Todd R. Zipper	590.1	18.8	31.4	—	954.6
Matthew S. Kissner	148.4	17.4	18.0	—	183.8
Judy K. Verses	—	37.1	0.05	—	57.8
Participants in the Company’s Nonqualified Deferred Compensation Plan (the “NQDC Plan”) may elect to defer up to 25% of their base salary and up to 100% of their annual cash incentive compensation. If the participant’s Company matching contributions under the Employees’ Savings Plan (“401(k) Plan”) are restricted due to code contribution or compensation limitations, he/she is eligible to receive a Company matching contribution of up to 4.5% of pay in excess of qualified plan limits under the NQDC Plan. Mirroring Company contributions under the Savings Plan, the Company may make Discretionary Contributions, recognizing pay in excess of qualified plan limits, under the NQDC Plan.
Account balances under the NQDC Plan are distributed to participants in accordance with their individual elections made at the time of the deferral election and NQDC Plan rules. Participants may elect to receive their contributions on a designated date or upon separation of service, subject to the
  2021 Proxy Statement | 51

COMPENSATION DISCUSSION & ANALYSIS
restrictions of Section 409A of the Code. Distributions on account of termination or retirement are available in a lump sum or annual installments over up to 15 years.
Potential Payments Upon Termination or Change in Control
The following tables present the estimated payments and benefits that would have been payable as of the end of fiscal year 2021 to each NEO in the event of:
■	voluntary termination of employment
■	involuntary termination of employment without cause, or constructive discharge (absent a change in control)
■	involuntary termination of employment without cause, or constructive discharge (following a change in control)
Consistent with SEC requirements, these estimated amounts have been calculated as if the NEO’s termination of employment was on April 30, 2021, the last day of fiscal year 2021, using the closing price of our Common Stock on that date ($56.94 per share).
Brian A. Napack
All data in ($000s)	Voluntary Termination of Employment	Involuntary Termination of Employment without Cause, or Constructive Discharge (absent CiC)	Involuntary Termination of Employment without Cause, or Constructive Discharge (following CiC)
Severance - Base Salary		$1,800.0	$1,800.0
Severance – Annual Incentive			$2,700.0
Target Annual Incentive		$1,350.0	$1,350.0
ELTIP – Restricted Performance Share Units		$1,644.3	$2,466.5
Performance Share Units Earned but Not Vested		$2,557.2	$4,859.0
Restricted Share Units (Time based)			$2,509.3
Health and Wellness Benefits		$38.3	$38.3
Non-Qualified Deferred Compensation	$159.5	$159.5	$159.5
Total	$159.5	$7,549.3	$15,882.6
John A. Kritzmacher
All data in ($000s)	Voluntary Termination of Employment	Involuntary Termination of Employment without Cause, or Constructive Discharge (absent CiC)	Involuntary Termination of Employment without Cause, or Constructive Discharge (following CiC)
Severance - Base Salary		$1,407.0	$1,407.0
Severance – Annual Incentive		$1,688.4	$1,688.4
Target Annual Incentive		$844.2	$844.2
ELTIP – Restricted Performance Share Units		$626.7	$940.1
Performance Share Units Earned but Not Vested		$993.8	$1,827.3
Restricted Share Units (Time based)		$936.3	$936.3
Stock Options		$281.7	$281.7
Health and Wellness Benefits		$50.2	$50.2
Non-Qualified Deferred Compensation	$409.5	$409.5	$409.5
Total	$409.5	$7,238.0	$8,384.8
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COMPENSATION DISCUSSION & ANALYSIS
Todd R. Zipper
All data in ($000s)	Voluntary Termination of Employment	Involuntary Termination of Employment without Cause, or Constructive Discharge (absent CiC)	Involuntary Termination of Employment without Cause, or Constructive Discharge (following CiC)
Severance - Base Salary		$425.0	$637.5
Severance – Annual Incentive			$637.5
Target Annual Incentive		$425.0	$425.0
ELTIP – Restricted Performance Share Units
Performance Share Units Earned but Not Vested		$349.2	$1,047.4
Restricted Share Units (Time based)			$449.7
Health and Wellness Benefits
Non-Qualified Deferred Compensation	$954.6	$954.6	$954.6
Total	$954.6	$2,153.8	$4,151.7
Matthew S. Kissner
All data in ($000s)	Voluntary Termination of Employment	Involuntary Termination of Employment without Cause, or Constructive Discharge (absent CiC)	Involuntary Termination of Employment without Cause, or Constructive Discharge (following CiC)
Severance - Base Salary
Severance – Annual Incentive
Target Annual Incentive		$600.0	$600.0
ELTIP – Restricted Performance Share Units		$610.9	$610.9
Performance Share Units Earned but Not Vested		$812.4	$812.4
Restricted Share Units (Time based)		$438.3	$438.3
Health and Wellness Benefits
Non-Qualified Deferred Compensation	$183.8	$183.8	$183.8
Total	$183.8	$2,645.3	$2,645.3
Judy K. Verses
All data in ($000s)	Voluntary Termination of Employment	Involuntary Termination of Employment without Cause, or Constructive Discharge (absent CiC)	Involuntary Termination of Employment without Cause, or Constructive Discharge (following CiC)
Severance - Base Salary		$450.0	$675.0
Severance – Annual Incentive			$675.0
Target Annual Incentive		$450.0	$450.0
ELTIP – Restricted Performance Share Units		$390.0	$585.0
Performance Share Units Earned but Not Vested		$622.2	$1,148.5
Restricted Share Units (Time based)			$591.7
Health and Wellness Benefits
Non-Qualified Deferred Compensation	$57.8	$57.8	$57.8
Total	$57.8	$1,969.9	$4,183.0
The amounts reported in these tables are estimated amounts based on current compensation and benefit elections. Actual payments and benefits will depend on the circumstances and timing of any
  2021 Proxy Statement | 53

COMPENSATION DISCUSSION & ANALYSIS
termination of employment or other triggering event. The tables do not include base salary and stock awards earned based on employment through April 30, 2021.
All of the payments and benefits described would be contingent upon the NEO signing a release and waiver; and securing restrictive covenants such as non-compete and non-solicitation.
As summarized in the tables above, the NEOs are covered by the Executive Severance Policy, or in the cases of Messrs. Kritzmacher and Kissner, employment agreements which provide for the following:
In the event of involuntary termination of employment without cause, or constructive discharge, absent a change in control:
■	Severance - base salary: Mr. Napack and Mr. Kritzmacher - 24 months; Mr. Zipper and Ms. Verses - 12 months. Mr. Kissner is not eligible for severance in his first three years of employment
■	Severance - annual target incentive: Mr. Kritzmacher - 24 months
■	Annual Incentive: If NEO is active for nine months of the fiscal year, prorated incentive payable based on actual performance
■
Performance Share Units: Prorated participation, payable at the end of the cycles, once performance has been determined and approved. Mr. Kissner - full participation where at least one year of the cycle is completed, payable at the end of the cycles, once performance has been determined and approved

■
Restricted Share Units and Stock Options: Messrs. Kritzmacher and Kissner- accelerated vesting of all restricted share units, and in the case of Mr. Kritzmacher stock options, granted under the Executive Long-Term Incentive Plan but not yet vested on the effective date of termination of employment

■	Company-paid health insurance: Matches the NEOs respective severance periods, but not to exceed 18 months, except in the case of Mr. Kritzmacher - 24 months
■	Non-Qualified Deferred Compensation: Paid as a lump sum or in approximately equal installments over up to 15 years per employee’s election on file and age as of termination of employment
In the event of involuntary termination of employment without cause, or constructive discharge, following a change in control:
■	Severance - base salary: Mr. Napack and Mr. Kritzmacher - 24 months; Mr. Zipper and Ms. Verses - 18 months. Mr. Kissner is not eligible for severance in his first three years of employment
■	Severance - annual target incentive: Mr. Napack and Mr. Kritzmacher - 24 months; Mr. Zipper and Ms. Verses - 18 months. Mr. Kissner is not eligible for severance in his first three years of employment
■	Annual Incentive: Prorated target incentive
■	Performance Share Units: Accelerated vesting of awards at the target level
■	Restricted Share Units and Stock Options: Accelerated vesting of awards
■	Company-paid health insurance: Messrs. Napack and Zipper and Ms. Verses - 18 months; Mr. Kritzmacher - 24 months
■	Non-Qualified Deferred Compensation: Payment of the current balance seven months after termination of employment
54 |   2021 Proxy Statement

COMPENSATION DISCUSSION & ANALYSIS
Upon a change in control as defined under the 2014 Key Employee Stock Plan:
■	Double-trigger vesting of equity will apply in cases where the acquiring company is a publicly traded company, and that company assumes or replaces the outstanding equity
■	There are no excise tax “gross-ups”
A change in control shall mean an event if there is:
I.	a change in the ownership of the Company;
II.	a change in the effective control of the Company; or
III.	a change in the ownership of a substantial portion of the assets of the Company
For purposes of this definition, a change in the ownership occurs on the date on which any one person, or more than one person acting as a group (as defined in Treasury regulations 1.409A-2(i)(5)(v)(B)), acquires ownership of stock that, together with stock held by such person or group constitutes more than 50% of the total fair market value or total voting power of the stock of the Company.
A change in the effective control occurs on the date in which either:
I.
a person, or more than one person acting as a group (as defined in Treasury regulations 1.409A-2(i)(5)(v)(B)), acquires ownership of stock possessing 30% or more of the total voting power of the stock of the Company, taking into account all such stock acquired during the 12-month period ending on the date of the most recent acquisition, or;

II.
a majority of the members of the Board of Directors is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of such Board of Directors prior to the date of the appointment or election, but only if no other corporation is a majority shareholder

A change in the ownership of a substantial portion of assets occurs on the date on which any one person, or more than one person acting as a group (as defined in Treasury regulations 1.409A-2(i)(5)(v)(B)), other than a person or group of persons that is related to the Company, acquires assets that have a total gross fair market value equal to or more than 40% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions, taking into account all such assets acquired during the 12-month period ending on the date of the most recent acquisition. The determination as to the occurrence of a change in control shall be based on objective facts and in accordance with the requirements of Code Section 409A and the regulations promulgated thereunder.
Compensation Committee Report
The Compensation Committee of our Board of Directors has reviewed and discussed with management the foregoing Compensation Discussion and Analysis contained in this Proxy Statement. Based on its review and these discussions, the Compensation Committee has recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.
The Executive Compensation and Development Committee
George Bell (Chair), Beth A. Birnbaum and Mariana Garavaglia
  2021 Proxy Statement | 55

COMPENSATION DISCUSSION & ANALYSIS
CEO Pay Ratio
Under Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, the Company is required to provide the ratio of the annual total compensation of the Company’s Chief Executive Officer to the annual total compensation of the median employee of the Company (the “Pay Ratio Disclosure”).
For fiscal year 2021, the median annual total compensation of all employees of the Company was $60,628. Mr. Napack’s annual total compensation for fiscal year 2021 for purposes of the Pay Ratio Disclosure was $ 7,339,238 Based on this information, for fiscal year 2021, the ratio of the compensation of the Chief Executive Officer to the median annual total compensation of all other employees was estimated to be 121 to 1.
Identification of Median Employee
To identify the median employee in relation to the Pay Ratio Disclosure, we used the following methodology:
■	Base pay as of April 30, 2021 was our consistently applied compensation measure
■	All employees (full-time, part-time and temporary) in all global locations were included
■	Base pay was converted to USD using April 2021 fiscal year average exchange rates
Using this methodology, the median employee was a full-time employee located in the U.S.
Annual Total Compensation
In connection to the Pay Ratio Disclosure, our median employee’s annual total compensation for fiscal year 2021 was calculated using the same methodology we use for our named executive officers, including our CEO, as set forth in the “Summary Compensation Table” in this Proxy statement.
The Pay Ratio Disclosure presented above is a reasonable estimate. Because the SEC rules for identifying the median employee and calculating the pay ratio allow companies to use different methodologies, exemptions, estimates and assumptions, the Pay Ratio Disclosure may not be comparable to the pay ratio reported by other companies.
56 |   2021 Proxy Statement

OWNERSHIP OF COMPANY COMMON STOCK
Stock Ownership of Officers and Directors
The table below shows the number of shares of the Company’s Class A and Class B Stock beneficially owned by the current directors, and the executive officers named in the Summary Compensation Table on page 48 and all directors and executive officers of the Company as a group as of August 6, 2021. The percent of total voting power reflected below represents the voting power on all matters other than the election of directors, as described on page 6.
SHARES BENEFICIALLY OWNED BY OFFICERS AND DIRECTORS(1)
Insider Name	Title of Class	Amount and Nature of Beneficial Ownership	Additional Shares Beneficially Owned(2)	Total Shares Beneficially Owned	Percent of Class	Percentage of Total Voting Power(3)	Shares and Share Equivalents Under Deferred Plan(4)
Brian A. Napack	A	95,509	—	95,509	*	*	—
	B	—	—	—	—	—	—
Mari J. Baker	A	—	—	—	—	—	22,253
	B	—	—	—	—	—	—
George Bell	A	—	—	—	—	—	17,053
	B	—	—	—	—	—	—
Beth A. Birnbaum	A	—	—	—	—	—	8,307
	B	—	—	—	—	—	—
David C. Dobson	A	4,793	—	4,793	*	*	11,999
	B	—	—	—	—	—	—
Mariana Garavaglia	A	—	—	—	—	—	4,336
	B	—	—	—	—	—	—
Laurie A. Leshin	A	—	—	—	—	—	14,593
	B	—	—	—	—	—	—
Raymond W. McDaniel	A	500	—	500	*	*	39,726
	B	—	—	—	—	—	—
William J. Pesce	A	76,694	—	76,694	*	*	—
	B	—	—	—	—	—	—
Matthew S. Kissner	A	19,200	—	19,200	*	*	—
	B	—	—	—	—	—	—
John A. Kritzmacher	A	55,911	39,960	95,871	*	*	—
	B	—	—	—	—	—	—
Judy K. Verses	A	17,388	—	17,388	*	*	—
	B	—	—	—	—	—	—
Jesse C. Wiley	A	—	—	—	—	—	—
	B	24,565	—	24,565	*	*	—
Todd R. Zipper	A	2,632	—	2,632	*	*	—
	B	—	—	—	—	—	—
All directors and executive officers as a group (20 persons)	A	288,218	39,960	328,178	*	*
	B	24,565	—	24,565	*	*
*	Less than 1%.
  2021 Proxy Statement | 57

OWNERSHIP OF COMPANY COMMON STOCK
(1)
This table is based on the information provided by the individual directors or named executive officers as of August 6, 2021. In the table, percent of class was calculated on the basis of the number of shares beneficially owned as determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, divided by the total number of shares issued and outstanding.

(2)	Shares issuable pursuant to options exercisable under the Company’s stock option plans on or before October 1, 2022.
(3)	Each share of Class A Common Stock is entitled to one-tenth (1/10) of one vote and each share of Class B Common Stock is entitled to one vote.
(4)
This amount represents the number of share equivalents of Class A Stock credited to the participating director’s account pursuant to the Director Deferred Compensation Plan (the “Deferred Plan”), described on page 30. Deferred share units are issued under the Deferred Plan upon the participating director’s retirement and pursuant to the distribution election made by the director. Distributions are made annually on January 15th in Class A Common Stock after a Director has retired from the Board.

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act and related regulations require our directors, executive officers, and beneficial owners holding more than 10% of our common stock to report their initial ownership of our common stock and any changes in that ownership with the SEC. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. We assist our directors, executive officers, and greater than 10% shareholders complying with these requirements. Based solely upon a review of the copies of these reports furnished to us and written representations from such officers, directors and stockholders, with respect to the fiscal year 2021 period, we are not aware of any required Section 16(a) reports that were not filed on a timely basis, except that, due to administrative oversight, required Form 4 reports relating to the award of restricted stock units were not filed on a timely basis for Brian Napack, John Kritzmacher, Deirdre Silver, and Judy Verses.
Stock Ownership of Certain Beneficial Owners
The following table and footnotes set forth, at the close of business on August 6, 2021, information concerning each person of record, or known to the Company to own beneficially, or who might be deemed to own, 5% or more of its outstanding shares of Class A Stock or Class B Stock. The percentage of ownership is calculated based on 46,820,639 outstanding shares of Class A Stock and 9,048,725 outstanding shares of Class B Stock on July 31, 2021. The table below was prepared from the records of the Company and from information furnished to it. The percent of total voting power reflected below represents the voting power on all matters other than the election of directors, as described above.
58 |   2021 Proxy Statement

OWNERSHIP OF COMPANY COMMON STOCK
Security Ownership of Certain Beneficial Owners
Name and Address	Title Of Class	Amount And Nature Of Beneficial Ownership	Percent Of Class	Percentage Of Voting Power
E.P. Hamilton Trusts, LLC(1) 124 Baden St. San Francisco, CA	A	462,338	0.99%	0.34%
	B	8,125,536	89.8%	59.18%
Deborah E. Wiley(2)(3)(4) 111 River Street Hoboken, NJ	A	1,253,434	2.68%	0.91%
	B	18,643	0.21%	0.14%
Peter Booth Wiley(2)(3)(4) 111 River Street Hoboken, NJ	A	1,227,178	2.62%	0.89%
	B	18,642	0.21%	0.14%
Bradford Wiley II(2)(3)(4) 111 River Street Hoboken, NJ	A	846,952	1.81%	0.62%
	B	12,240	0.14%	0.09%
BlackRock Inc.(5) 55 East 52 Street New York, NY 10055	A	5,157,742	11.02%	3.76%
The Vanguard Group, Inc.(5) PO BOX 2600 V 26 Valley Forge, PA 19482-2600	A	4,343,806	9.28%	3.16%
State Street Corporation(5) 1 Lincoln Street Boston, MA 02111-2901	A	3,268,535	6.98%	2.38%
Clarkson Capital Partners, LLC 91 West Long Lake Road Bloomfield Hills, MI 48304	A	3,064,754	6.55%	2.23%
(1)
Bradford Wiley II, Deborah E. Wiley and Peter Booth Wiley, as members of the E.P. Hamilton Trusts, LLC established for the purpose of investing in, owning and managing securities of John Wiley & Sons, Inc., share investment and voting power. Bradford Wiley II, Deborah E. Wiley and Peter Booth Wiley as members of the E.P. Hamilton Trusts LLC, share voting and investment power with respect to 462,338 shares of Class A Stock and 8,125,536 shares of Class B Stock.

(2)
Bradford Wiley II, Deborah E. Wiley and Peter Booth Wiley, as co-trustees, share voting and investment power with respect to 55,072 shares of Class A Stock and 36,720 shares of Class B Stock under the Trust of Esther B. Wiley. For purposes of this table, each is shown as the owner of one-third of such shares.

(3)	Includes 400,000 shares of indirectly owned Class A Common Stock representing a membership interest in WG6 LLC.
(4)
Bradford Wiley II, Deborah E. Wiley and Peter Booth Wiley, as general partners of a limited partnership, share voting and investment power with respect to 301,645 shares of Class A Stock. For purposes of this table, each is shown as the owner of one-third of such shares.

(5)
Based on filings with the Securities and Exchange Commission, including filings as of March 31, 2021 pursuant to Rule 13f-1 of the Securities Exchange Act of 1934, and other information deemed reliable by the Company.

  2021 Proxy Statement | 59

INFORMATION ABOUT THE ANNUAL MEETING
Voting Procedures
Who may vote at the Annual Meeting?
Only shareholders of record at the close of business on July 31, 2020 are entitled to vote at the Annual Meeting of Shareholders on the matters that come before the Annual Meeting.
The holders of Class A Stock, voting as a class, are entitled to elect three (3) directors, and the holders of Class B Stock, voting as a class, are entitled to elect seven (7) directors. Each outstanding share of Class A Stock and Class B Stock is entitled to one vote for each Class A or Class B director, respectively.
How do I vote?
Whether you hold shares directly as a shareholder of record or beneficially in street name, you may vote your shares without attending the Annual Meeting. Shareholders of record can vote, and save the Company expense, by using the Internet or by calling the toll-free telephone number printed on the proxy card. Voting instructions (including instructions for both telephonic and Internet voting) are provided on the proxy card. The Internet and telephone voting procedures are designed to authenticate shareholder identities, to allow shareholders to give voting instructions and to confirm that shareholders’ instructions have been recorded properly. Shareholders participating or voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholder.
If your shares are held in the name of a bank or broker, follow the voting instructions on the form you receive from such record holder. The availability of Internet and telephone voting will depend on their voting procedures.
If you do vote by Internet or telephone, it will not be necessary to return your proxy card. If you do not choose to vote using these two options, you may return your proxy card, properly signed, and the shares will be voted in accordance with your directions. Shareholders are urged to mark the boxes on the proxy card to indicate how their shares are to be voted. If no choices are specified, the shares represented by that proxy card will be voted as recommended by the Board.
If a shareholder does not return a signed proxy card, vote by the Internet, by telephone or attend the Annual Meeting and vote in person or via the Internet, his or her shares will not be voted.
Advanced Voting Methods
Internet You will need the 16-digit number included in your proxy card, voting instruction form or notice www.proxyvote.com
Telephone Call the phone number located on your proxy card or voting instruction form
Mail Complete, sign, date and return your proxy card or voting instruction form in the envelope provided
60 |   2021 Proxy Statement

INFORMATION ABOUT THE ANNUAL MEETING
What happens if I do not give specific voting instructions when I deliver my proxy?
Shares represented by properly executed proxies, received by us or voted by telephone or via the internet, which are not revoked, will be voted at the Annual Meeting in accordance with the instructions contained therein. Subject to the broker non-vote rules set forth below, if instructions are not given, proxies will be voted for the election of each nominee, for the approval of our executive officer compensation and for the ratification of our independent auditors.
What constitutes a quorum in order to hold and transact business at the Annual Meeting?
The presence in person or by proxy of a majority of the outstanding shares of Class A Stock or Class B Stock entitled to vote for directors designated as Class A or Class B directors, as the case may be, will constitute a quorum. The presence in person or by proxy of a majority of all outstanding Class A and Class B shares will constitute quorum for the transactions of other shareholder proposals not required to be voted on separately by class.
The presence in person or by proxy of a majority of the outstanding shares of Class A Stock or Class B Stock entitled to vote for directors designated as Class A or Class B directors, as the case may be, will constitute a quorum for the purpose of voting to elect that class of directors.
What is the voting requirement to approve each of the proposals?
For Proposal 1, all elections shall be determined by a plurality of the class of shares voting thereon. Only shares that are voted in favor of a particular nominee will be counted toward such nominee’s achievement of a plurality. Shares present at the meeting that are not voted for a particular nominee or shares present by proxy where the shareholder properly withheld authority to vote for such nominee will not be counted toward such nominee’s achievement of a plurality.
Proposals 2 and 3 require approval by a majority of votes cast at the Annual Meeting. Abstentions and broker non-votes are not counted in determining the votes cast for “non-routine” matters, but do have the effect of reducing the number of affirmative votes required to achieve a majority for such matters by reducing the total number of shares from which the majority is calculated. A “broker non-vote” occurs when your broker submits a proxy for the meeting but does not vote on non-discretionary matters because you did not provide voting instructions on those matters (this applies to matters other than ratification of our auditors).
If you are a beneficial shareholder and your broker holds your shares in its name, the broker is permitted to vote your shares on Proposal 2 even if the broker does not receive voting instructions from you as the proposal is considered a “routine matter.”
Can I revoke my proxy or change my vote after I have voted?
Any shareholder giving a proxy (including one given by the Internet or telephone) has the right to revoke it at any time before it is exercised by giving notice in writing to the Corporate Secretary, by delivering a duly executed proxy bearing a later date to the Secretary (or by subsequently completing a telephonic or Internet proxy) prior to the Annual Meeting of Shareholders, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy.
Who will count the votes?
We have retained Broadridge Financial Solutions, Inc. as the inspectors of election to tabulate the votes and certify the vote results
  2021 Proxy Statement | 61

INFORMATION ABOUT THE ANNUAL MEETING
Where can I find the voting results of the Annual Meeting?
We expect to announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Form 8-K filed with the SEC within the time period prescribed by SEC rules.
How are proxies solicited and what is the cost?
Since many of our shareholders are unable to attend the Annual Meeting, the Board solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Annual Meeting.
The Company will bear the costs of soliciting proxies. In addition to the solicitation of proxies by use of the mail, some of the officers, directors and other employees of the Company may also solicit proxies personally or by mail, telephone or facsimile, but they will not receive additional compensation for such services. Brokerage firms, custodians, banks, trustees, nominees or other fiduciaries holding shares of common stock in their names will be reimbursed for their reasonable out-of-pocket expenses in forwarding proxy material to their principals.
Attending the Annual Meeting
Who can attend the Annual Meeting?
Holders of our shares at the close of business on January 28, 2021, the record date, or their representatives are permitted to attend our Annual Meeting.
How can I listen to, attend, vote, and participate at the Annual Meeting?
We are holding our Annual Meeting in a virtual-only format. At the virtual Annual Meeting, shareholders will be able to listen to the meeting live and vote. Shareholders will be afforded the same rights and opportunities to participate as they would if they attended in-person. To be admitted to the Annual Meeting at www.virtualshareholdermeeting.com/JWA2021, you will need to have your 16-digit proxy number to attend the Annual Meeting, which can be found on your proxy card. Although you may vote online during the virtual Annual Meeting, we encourage you to vote in advance via the Internet, by telephone or by mail as outlined in the Notice of Internet Availability of Proxy Materials or on your proxy card to ensure that your shares are represented and voted.
Shareholders will be able to ask questions through the virtual meeting website either before or during the meeting. Questions may be submitted during the virtual Annual Meeting through www.virtualshareholdermeeting.com/JWA2021. The Company will answer appropriate questions during the virtual Annual Meeting.
2021 Proxy Materials
Why am I receiving these proxy materials?
This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of John Wiley & Sons, Inc. of proxies to be used at the Annual Meeting of Shareholders to be held on September 30, 2021 at the time and place set forth in the accompanying Notice of Meeting and at any and all adjournments thereof. This Proxy Statement and accompanying forms of proxy relating to each class of Common Stock, together with the Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2021 are first being sent or given to shareholders on or about August 18, 2021.
62 |   2021 Proxy Statement

INFORMATION ABOUT THE ANNUAL MEETING
Why did I receive a Notice of Internet Availability in the mail instead of printed proxy materials?
This year we are again using the “Notice and Access” system adopted by the SEC relating to the delivery of proxy materials over the Internet. As a result, we mailed you a notice about the Internet availability of the proxy materials instead of paper copies. Shareholders will have the ability to access the proxy materials over the Internet. We believe that the Notice and Access rules will allow us to use Internet technology that many shareholders prefer, assure more prompt delivery of the proxy materials, lower our cost of printing and delivering the proxy materials, and minimize the environmental impact of printing paper copies.
How can I get electronic access to the proxy materials?
The Proxy Statement and the Annual Report on Form 10-K are available at www.proxyvote.com. Shareholders may request a paper copy of the materials by mail, by e-mail or by telephone. Instructions on how to access the proxy materials over the Internet or to request a paper copy may be found on the Notice of Meeting.
Will I get more than one copy of the Notice of Internet Availability or proxy materials if multiple stockholders share my address?
Only one copy of the Notice of Internet Availability or proxy materials, as applicable, is being delivered to multiple shareholders sharing an address unless one or more of the shareholders at that address have notified the Company of their desire to receive multiple copies. The Company will promptly deliver, upon oral or written request, a separate copy of the Notice of Internet Availability or proxy materials, as applicable, to any shareholder residing at a shared address to which only one copy was delivered. Requests for additional copies of these materials for the current year or future years should be directed to the Corporate Secretary at 111 River Street, Hoboken, NJ 07030. Alternatively, additional copies may be requested via Internet at www.proxyvote.com, or by calling the phone number located on your proxy card or voting instruction form. Shareholders of record residing at the same address and currently receiving multiple copies of the Notice of Internet Availability or proxy materials, as applicable, may contact the Company’s Corporate Secretary to request that only a single copy be delivered in the future.
Other Matters
The Board of Directors knows of no other matters to be brought before the Annual Meeting. If any other business should properly come before the Annual Meeting or any postponement or adjournment thereof, the persons named in the proxy will vote on such matters according to their best judgment.
2022 Shareholder Proposals and Director Nominations
If a shareholder intends to present a proposal for action at the 2022 Annual Meeting and wishes to have such proposal considered for inclusion in our proxy materials in reliance on Rule 14a-8 under the Securities Exchange Act of 1934, the proposal must be submitted in writing and received by the Secretary of the Company by April 18, 2022. Such proposal must also meet the other requirements of the rules of the Securities and Exchange Commission relating to shareholder proposals.
If a shareholder submits a proposal outside of Rule 14a-8 for the 2022 Annual Meeting and the proposal fails to comply with the advance notice procedure prescribed by our By-Laws, then the Company’s proxy may confer discretionary authority on the persons being appointed as proxies on behalf of the Company’s Board to vote on the proposal.
  2021 Proxy Statement | 63

INFORMATION ABOUT THE ANNUAL MEETING
Our By-Laws establish an advance notice procedure with regard to certain matters, including shareholder proposals and nominations of individuals for election to the Board. In general, written notice of a shareholder proposal or a director nomination for an annual meeting must be received by the Secretary of the Company no later than May 27, 2022, and must contain specified information and conform to certain requirements, as set forth in greater detail in the By-Laws. If the Company’s presiding officer at any shareholders’ meeting determines that a shareholder proposal or director nomination was not made in accordance with the By-Laws, the Company may disregard such proposal or nomination.
Proposals and nominations should be addressed to Corporate Secretary, John Wiley & Sons, Inc., 111 River Street, Mail Stop 6-NE-42, Hoboken, New Jersey 07030-5774.
The Company has not received notice from any shareholder of its intention to bring a matter before the 2021 Annual Meeting. At the date of this Proxy Statement, the Board of Directors does not know of any other matter to come before the meeting other than the matters set forth in the Notice of Meeting. However, if any other matter, not now known, properly comes before the meeting, the persons named on the enclosed proxy will vote said proxy in accordance with their best judgment on such matter. Shares represented by any proxy will be voted with respect to the proposals outlined above in accordance with the choices specified therein or in favor of any proposal as to which no choice is specified.
64 |   2021 Proxy Statement

WILEY

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on September 29, 2021 or the cut-off date for the ESPP participants noted below. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/JWA2021**

You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available on your proxy card and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on September 29, 2021 or the cut-off date for the ESPP participants noted below. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ADDRESS CHANGE/COMMENTS
For comments and/or address changes, please send them via email to: corpsec_sor@wiley.com

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D58954-P59796

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY/VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.

JOHN WILEY & SONS, INC.

The Board of Directors recommends a vote "FOR" all nominees, and "FOR" proposals 2 and 3.

	For All	Withhold All	For All Except
1. The election as directors of all nominees listed below, except as marked to the contrary.	▢	▢	▢

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Beth Birnbaum
02) David C. Dobson
03) Mariana Garavaglia

	For	Against	Abstain
2. Ratification of the appointment of KPMG LLP as independent accountants for the fiscal year ending April 30, 2022.	▢	▢	▢
3. Approval, on an advisory basis, of the compensation of the named executive officers.	▢	▢	▢

Notice to participants in the John Wiley & Sons, Inc. Payroll Deduction Employee Stock Purchase Plan ("ESPP"):

If you participate in the ESPP, this proxy card includes shares that the plan has credited to this account.

To allow for sufficient time for the ESPP Trustee to vote, the Trustee must receive your voting instructions by 11:59 p.m. Eastern Time on Monday, September 27, 2021.

PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS CARD. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign. Please sign exactly as your name(s) appear(s) hereon.

	Yes	No
Please indicate if you plan to attend this meeting.	▢	▢

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS INSTRUCTION CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE VIA THE INTERNET OR BY TELEPHONE.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

YOUR VOTE IS IMPORTANT!

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

CLASS A

D58955-P59796

PROXY/VOTING INSTRUCTION CARD

JOHN WILEY & SONS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Jesse C. Wiley, Brian A. Napack, and Deirdre P. Silver as the proxies of the undersigned, with full power of substitution to each of them, to vote the Class A Common Stock, which the signee is entitled to vote at the Annual Meeting of Stockholders of John Wiley & Sons, Inc. and any postponements or adjournments thereof, to be held on September 30, 2021, at 10:00 A.M., Eastern Daylight Saving Time.

The proxies are directed to vote as specified, and in their discretion on all other matters which may come before the Meeting or any adjournments thereof. If no direction is given, this proxy will be voted "FOR" the Election of Directors, and "FOR" Proposals 2 and 3.

(Continued, and to be marked, dated and signed, on the other side)

WILEY

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on September 29, 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/JWA2021**

You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available on your proxy card and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on September 29, 2021. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ADDRESS CHANGE/COMMENTS
For comments and/or address changes, please send them via email to: corpsec_sor@wiley.com

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D58956-P59796

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY/VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.

JOHN WILEY & SONS, INC.

The Board of Directors recommends a vote "FOR" all nominees, and "FOR" proposals 2 and 3.

	For All	Withhold All	For All Except
1. The election as directors of all nominees listed below, except as marked to the contrary.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Brian A. Napack
02) Jesse C. Wiley
03) Mari J. Baker
04) George Bell
05) Laurie A. Leshin
06) Raymond W. McDaniel, Jr.
07) William J. Pesce

	For	Against	Abstain
2. Ratification of the appointment of KPMG LLP as independent accountants for the fiscal year ending April 30, 2022.	☐	☐	☐
3. Approval, on an advisory basis, of the compensation of the named executive officers.	☐	☐	☐

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS INSTRUCTION CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE VIA THE INTERNET OR BY TELEPHONE.

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS CARD. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign. Please sign exactly as your name(s) appear(s) hereon.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

YOUR VOTE IS IMPORTANT!

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

CLASS B

D58957-P59796

PROXY/VOTING INSTRUCTION CARD

JOHN WILEY & SONS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Jesse C. Wiley, Brian A. Napack, and Deirdre P. Silver as the proxies of the undersigned, with full power of substitution to each of them, to vote the Class B Common Stock, which the signee is entitled to vote at the Annual Meeting of Stockholders of John Wiley & Sons, Inc. and any postponements or adjournments thereof, to be held on September 30, 2021, at 10:00 A.M., Eastern Daylight Saving Time.

The proxies are directed to vote as specified, and in their discretion on all other matters which may come before the Meeting or any adjournments thereof. If no direction is given, this proxy will be voted "FOR" the Election of Directors, and "FOR" Proposals 2 and 3.

(Continued, and to be marked, dated and signed, on the other side)